LOAN AND SECURITY AGREEMENT


     This  LOAN  AND  SECURITY  AGREEMENT  (this  "Agreement"),  is  dated as of
                                                   ---------
September         ,  2000  (the  "Closing  Date"),  by and between the following
           -------
parties:

LENDER/SECURED  PARTY:         NTFC  CAPITAL CORPORATION, a Delaware corporation
                               with  offices  at  501  Corporate  Centre  Drive,
                               Franklin,  Tennessee  37067  (the "Lender");  and
                                                                  ------

BORROWER/DEBTOR:               POINTE  COMMUNICATIONS  CORPORATION,  a  Nevada
                               corporation  with its principal place of business
                               at  1325 Northmeadow Parkway, Suite 110, Roswell,
                               Georgia  30076  (the  "Borrower").
                                                      --------

     This Agreement includes the general terms and conditions contained herein and all the exhibits and schedules attached hereto, all of which are incorporated herein. In the event of a conflict between the general terms and conditions and any schedule, the additional terms and conditions stated in the schedule shall control.

     By executing this Agreement, the Lender agrees to make loans to the Borrower, and the Borrower agrees to borrow from the Lender and to provide collateral to secure such loans, all on the terms and conditions set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives:

LENDER:                                 BORROWER:
------                                  --------

NTFC  CAPITAL  CORPORATION              POINTE  COMMUNICATIONS  CORPORATION

BY:                                     BY:
   ------------------------------          ------------------------------
TITLE:                                  TITLE:
      ---------------------------             ---------------------------
DATE:                                   DATE:
     ----------------------------            ----------------------------

                                      TABLE OF CONTENTS

                                                                                         Page
ARTICLE 1:   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.01.   Certain Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.02    Accounting Principles; Subsidiaries. . . . . . . . . . . . . . . . . . . . . .10
     1.03    UCC Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     1.04    General Construction; Captions. . . . . . . . . . . . . . . . . . . . . . . . 11
     1.05    References to Documents and Laws. . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE 2:   LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     2.01    Commitment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     2.02.   Note and Payment Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     2.03.   Procedures for Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     2.04.   Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
     2.05    Computation of Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .14
     2.06    Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     2.07    Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     2.08    Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     2.09    Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     2.10    Lender's Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     2.11    Increased Costs and Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE 3:   COLLATERAL AND SECURITY AGREEMENT. . . . . . . . . . . . . . . . . . . . . . .17
     3.01.   Grant of Security Interest. . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.02    Priority of Security Interests. . . . . . . . . . . . . . . . . . . . . . . . 18
     3.03    Further Documentation; Pledge of Instruments. . . . . . . . . . . . . . . . . 18
     3.04    Further Identification of Collateral. . . . . . . . . . . . . . . . . . . . . 18
     3.05    Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     3.06    Standard of Care. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     3.07    Advances to Protect Collateral. . . . . . . . . . . . . . . . . . . . . . . . 19
     3.08    License to Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     3.09    Guarantees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     3.10    Collateral Assignment of Nortel Purchase Agreement. . . . . . . . . . . . . . 19
     3.11    Release of Security Interest. . . . . . . . . . . . . . . . . . . . . . . . . 20

ARTICLE 4:   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . 20
     4.01.   Organization and Qualification. . . . . . . . . . . . . . . . . . . . . . . . 20
     4.02.   Authority and Authorization. . . . . . . . . . . . . . . . . . . . . . . . . .20
     4.03.   Execution and Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . 20
     4.04    Governmental Authorizations. . . . . . . . . . . . . . . . . . . . . . . . . .20
     4.05    Regulatory Authorizations. . . . . . . . . . . . . . . . . . . . . . . . . . .20
     4.06    Material Agreement; Absence of Conflicts. . . . . . . . . . . . . . . . . . . 21


                                     i

     4.07    No Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
     4.08    Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     4.09    Financial Accounting Practices. . . . . . . . . . . . . . . . . . . . . . . . 21
     4.10    Accurate and Complete Disclosure. . . . . . . . . . . . . . . . . . . . . . . 21
     4.11    No Event of Default; Compliance with Material Agreements. . . . . . . . . . . 22
     4.12    Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     4.13    Rights to Property; Intellectual Property. . . . . . . . . . . . . . . . . . .22
     4.14    Financial Condition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     4.15    Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     4.16    No Material Adverse Change. . . . . . . . . . . . . . . . . . . . . . . . . . 22
     4.17    No Regulatory Event. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     4.18.   Trade Relations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     4.19.   No Brokerage Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     4.20.   Margin Stock; Regulation U. . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.21.   Investment Company; Public Utility Holding Company. . . . . . . . . . . . . . 23
     4.22.   Personal Holding Company; Subchapter S. . . . . . . . . . . . . . . . . . . . 23
     4.23.   ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     4.24.   Environmental Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.25.   Security Interests. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.26.   Place of Business. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     4.27.   Location of Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     4.28.   Clear Title To Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . .24
     4.29.   Assumed Names. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     4.30.   Transactions with Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . 24
     4.31.   Nortel Purchase Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . .24

ARTICLE 5:   CONDITIONS OF CLOSING. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     5.01.   Borrower's, Telscape's and the other Guarantors' Certificate. . . . . . . . . 24
     5.02.   Opinions of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     5.03.   Closing Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

ARTICLE 6:   CONDITIONS OF LENDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     6.01.   Conditions for Initial Advance. . . . . . . . . . . . . . . . . . . . . . . . 26
     6.02.   Conditions for All Advances. . . . . . . . . . . . . . . . . . . . . . . . . .26
     6.03.   Affirmation of Representations and Warranties. . . . . . . . . . . . . . . . .27
     6.04.   Deadline for Funding Conditions. . . . . . . . . . . . . . . . . . . . . . . .27

ARTICLE 7:   AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
     7.02.   Other Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     7.03    Notice of Pension Related Events. . . . . . . . . . . . . . . . . . . . . . . 30
     7.04    Inspection Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
     7.05.   Preservation of Corporate Existence and Qualification. . . . . . . . . . . . .30
     7.06.   Continuation of Business. . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     7.07.   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30


                                     ii

     7.08.   Payment of Taxes, Charges, Claims and Current Liabilities. . . . . . . . . . .31
     7.09.   Financial Accounting Practices. . . . . . . . . . . . . . . . . . . . . . . . 32
     7.10.   Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     7.11.   Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     7.12    Government Authorizations; Regulatory Authorizations, Etc.. . . . . . . . . . 32
     7.13.   Contracts and Franchises. . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     7.14.   Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     7.15.   Financial Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
     7.16.   Construction and Storage. . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     7.17    Upgrade of Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     7.18    Further Assurances - Guarantors. . . . . . . . . . . . . . . . . . . . . . . .33

ARTICLE 8:   NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     8.01.   Restrictions on Indebtedness, Liens and Sale of Collateral. . . . . . . . . . 34
     8.02    Limitation on Contingent Obligations. . . . . . . . . . . . . . . . . . . . . 34
     8.03.   Prohibition of Mergers, Acquisitions, Name, Office or Business Changes, Etc. .34
     8.04    Termination of Nortel Purchase Agreement. . . . . . . . . . . . . . . . . . . 35
     8.05.   Removal of Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
     8.06.   Assumed Names. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
     8.07.   Limitation on Investments, Advances and Loans. . . . . . . . . . . . . . . . .36
     8.08.   Limitation on Equity Payments. . . . . . . . . . . . . . . . . . . . . . . . .36
     8.09.   Capital Expenditures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     8.10.   Limitation on Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     8.11.   Transactions with Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . 37
     8.12.   Infrastructure Build Out. . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     8.13.   Restrictions on Dividends and Related Transactions. . . . . . . . . . . . . . 37

ARTICLE 9:   EVENTS OF DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . 38
     9.01.   Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
     9.02    Consequences of an Event of Default. . . . . . . . . . . . . . . . . . . . . .40
     9.03    Exercise of Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     9.04.   Rights of Secured Party; Possession or Sale of Collateral. . . . . . . . . . .41
     9.05.   Notices, Etc. Waived. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     9.06.   Additional Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     9.07    Application of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     9.08    Discontinuance of Proceedings. . . . . . . . . . . . . . . . . . . . . . . . .42
     9.09.   Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     9.10.   Regulatory Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

ARTICLE 10:  GENERAL CONDITIONS/MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . 43
     10.01   Modifications and Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . .43
     10.02.  Advances Not Implied Waivers. . . . . . . . . . . . . . . . . . . . . . . . . 43
     10.03.  Deviation from Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . 44


                                     iii

     10.04   Holidays. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
     10.05   Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
     10.06.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
     10.07   FCC and PUC Approval. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     10.08.  Lender Sole Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . .45
     10.09.  Lender's Review of Information. . . . . . . . . . . . . . . . . . . . . . . . 45
     10.10.  No Joint Venture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     10.11.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     10.12.  Rights Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
     10.13.  Duration; Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     10.14.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
     10.15.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     10.16.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     10.17.  Participation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
     10.18.  Time of Essence. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
     10.19.  Disclosures and Confidentiality. . . . . . . . . . . . . . . . . . . . . . . .47
     10.20.  Jurisdiction and Venue. . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     10.21.  Jury Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
     10.22.  Limitation on Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . .49
     10.23.  Borrower Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     10.24.  Schedules. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
     10.25.  Agreement to Govern. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
     10.26.  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50

                    SCHEDULES TO LOAN AND SECURITY AGREEMENT
                    ----------------------------------------

Schedule  1.01          Borrower  Information  and  Defined  Terms
Schedule  1.02          Business  Plan
Schedule  2.01          Maximum  Loan  Amount
Schedule  2.02          Payment  Terms  and  Governing  Law
Schedule  2.09          Fees
Schedule  4.04          Required  Consents
Schedule  4.05          Regulatory  Authorizations
Schedule  4.06          Permitted  Conflicts  and  Restrictions
Schedule  4.07          Restrictions  on  Loans
Schedule  4.08          Financial  Statements
Schedule  4.12          Pending  Litigation
Schedule  4.25          UCC  Filing  Offices
Schedule  4.26          Principal  Offices  and  Location  of  Collateral
Schedule  4.29          Assumed  Names
Schedule  4.30          Transactions  with  Affiliates
Schedule  4.31          Nortel  Purchase  Agreement
Schedule  6.02          Post-Closing  Items
Schedule  7.07          Insurance
Schedule  7.15          Financial  Covenants
Schedule  8.01          Permitted  Specific  Encumbrances


                     EXHIBITS TO LOAN AND SECURITY AGREEMENT
                     ---------------------------------------

Exhibit  A     Form  of  Note
Exhibit  B     Form  of  Borrowing  Certificate
Exhibit  C     Form  of  Opinion  of  Counsel  for  Borrower
Exhibit  D     Form  of  Opinion  of  Regulatory  Counsel  for  Borrower
Exhibit  E     Form  of  Landlord's  Consent
Exhibit  F     Form  of  Certificate  of  Financial  Condition
Exhibit  G     Form  of  Telscape  Guaranty  Agreement
Exhibit  H     Form  of  Significant  Subsidiary  Guaranty  Agreement
Exhibit  I     Form  of  Collateral  Assignment  of  Purchase  Agreement

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


     THIS  LOAN  AND SECURITY AGREEMENT ("Agreement") is dated as of the Closing
                                          ---------                      -------
Date  set  forth  on Schedule 1.01 hereto, by and between the entity or entities
----                 -------------
described  on  Schedule  1.01 hereto (collectively, "Borrower") and NTFC CAPITAL
               --------------                        --------
CORPORATION,  a  Delaware  corporation ("Lender"), with offices at 501 Corporate
                                         ------
Centre  Drive,  Franklin,  Tennessee  37067.

                              B A C K G R O U N D:
                              -------------------

     A. Borrower has entered into a certain purchase agreement with Nortel Networks, Inc., as described on Schedule 4.31 hereto, providing for Borrower's
                                  -------------
purchase of certain telecommunications equipment and the license of associated software, all as described therein, and has requested Lender to extend credit to Borrower to finance such purchase and license and to make credit available for the purchase of additional telecommunications equipment, in each case as described herein.

     B. Lender is willing to extend such credit to Borrower upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:


                             ARTICLE 1: DEFINITIONS
                             ----------------------

     1.01.     Certain  Definitions.  Certain terms are defined on Schedule 1.01
               --------------------                                -------------
hereto or elsewhere in this Agreement or the Schedules hereto . In addition to other words and terms defined in the preamble hereof or elsewhere in this Agreement, or on the Schedules hereto, the following words and terms shall have the following meanings unless the context otherwise clearly requires:

     "Additional Approved Cities":  Chicago (Illinois), Dallas (Texas), New York
      --------------------------
City  (New  York),  San  Francisco  (California)  and  San  Juan  (Puerto Rico).

     "Advance(s)": any advance or loan of funds (including Capitalized Interest)
      ----------
made  by  Lender  to  Borrower  pursuant  to  this  Agreement.

     "Affiliate":  as  applied  to  any  Person,  any  other  Person directly or
      ----------
indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition and the definition of "Control" and of "Subsidiary," a Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or to cause the direction of, the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise. The "Affiliates" of a Person shall also include any Person that owns of record or beneficially at least 10% of such Person's outstanding capital stock having the right to vote on the election of the Person's directors.

     "Approved  Build-Out  Plan":  the  original  business  plan  titled
      -------------------------
"Pointecom-Telscape 5 Year -- Combined v4.xls" provided to the Lender in May, 2000, with such changes as may be required thereto to reflect, in connection with infrastructure build-out in all the Additional Approved Cities, a need for obtaining aggregate additional financing (exclusively for application to such infrastructure build-out) after the Closing Date in the form of (i) equity contributions in an aggregate amount of at least $9,000,000 and (ii) additional financing (in the form of equity contributions or Indebtedness expressly permitted under this Agreement) in an aggregate amount, including without duplication of any equity financing required pursuant to clause (i) above, of at least $21,000,000, in each case as such business plan may from time to time be modified or superseded subject to the Lender's written consent.

     "Basic Agreements": a collective reference to this Agreement, the Note, the
      ----------------
Security  Documents,  and  the  Guaranty  Agreements.

     "Borrowing Certificate": a certificate substantially in the form of Exhibit
      ---------------------                                              -------
B  hereto.
-

     "Borrowing  Date": any Business Day on which an Advance is made to Borrower
      ---------------
hereunder.

     "Business  Day":  a day other than a Saturday, Sunday or other day on which
      -------------
commercial banks in Nashville, Tennessee, are authorized or required by law to close.

     "Business Plan": the business plan of Telscape attached as Schedule 1.02 to
      -------------                                             -------------
this  Agreement.

     "Calendar  Quarter":  each  three-month  period starting on each January 1,
      -----------------
April  1,  July  1,  and  October  1.

     "Capital  Stock":  any  and  all  shares, interests, participations, social
      --------------
parts or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Capitalized Interest": the accrued but unpaid interest on any Advance that
      --------------------
accrues during the Capitalized Interest Period, if any Capitalized Interest Period is defined on Schedule 2.02 hereto, and is added to and deemed to be
                         --------------
principal  due  under  any  Note,  in  accordance  with  Section 2.02(b) hereof.
                                                         ---------------

     "Capitalized  Interest  Period":  as  defined  on  Schedule  2.02  hereto.
      -----------------------------                     --------------

     "Carrier":  any  inter-exchange  carrier  or  other  provider  of
      -------
telecommunications long distance service or any local exchange company or other provider of local telecommunications service.

     "Cash Equivalents":  (a) securities issued or directly and fully guaranteed
      ----------------
or insured by the United States Government, or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality or agency thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof of the Lender, or of any U.S. domestic commercial bank the long-term debt of which is rated at the time of acquisition thereof at least A or the equivalent thereof by Standard & Poor's Ratings Group or A or the equivalent thereof by Moody's Investors Service, Inc., and having capital and surplus in excess of $500,000,000; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank meeting the qualifications specified in clause (c) above; (e) commercial paper rated at the time of acquisition thereof at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or P-2 or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within 270 days after the date of acquisition thereof; (f) interests in any investment company which invests solely in instruments of the type specified in clauses (a) through (e) above; and (g) other investment installments approved in writing by the Lender and offered by any financial institution which has a combined capital and surplus of not less than $500,000,000.

     "Certificate  of Financial Condition": a certificate in the form of Exhibit
      -----------------------------------                                -------
F  hereto,  executed  by  Borrower  and  Telscape.
-

     "Change in Control":  (a) with respect to Borrower and any Subsidiary other
      -----------------
than Interlink Communications, Inc. ("Interlink"), the acquisition by any Person or Persons other than Telscape or its Subsidiaries in the aggregate of more than five (5%) percent of the Capital Stock of Borrower or such Subsidiary or of the Capital Stock of Borrower or such Subsidiary having the ordinary voting power to elect the Board of Directors or the governing body of Borrower or such Subsidiary, (b) with respect to Interlink, the acquisition by another Person of Capital Stock owned beneficially or of record by Telscape, and, (c) with respect to Telscape, the acquisition by another Person or Persons in the aggregate of either (i) twenty-five (25%) percent of such Capital Stock or (ii) such lesser amount of such Capital Stock which would result in a change of Control or upon the occurrence of specified events would result in a change in Control and, in any case, the entering into of contractual or other arrangements which would have the effect of a change of Control in Borrower or any Subsidiary, except as permitted pursuant to Section 8.03.

     "Closing  Date":  as  defined  on  Schedule  1.01  hereto.
      -------------                     --------------

     "Code":  the  Internal  Revenue Code of 1986, as amended from time to time.
      ----

     "Collateral":  as  defined  in  Section  3.01  hereof.
      ----------                     -------------

     "Commitment":  as  defined  in  Section  2.01  hereof.
      ----------                     -------------

     "Communications Law": any and all of (i) the Communications Act of 1934, as
      ------------------
amended and any similar or successor federal statute, and the rules and regulations of the FCC thereunder; and (ii) any state law governing the provision of telecommunications services, and the rules and regulations of the PUC, all as the same may be in effect from time to time.

     "Concession":  the  concession  to  install,  operate  and exploit a public
      ----------
telecommunications network in the Federal District and the States of Guanajuato, Jalisco, Mexico, Nuevo Leon, Puebla, Tamaulipas and Veracruz, granted to Telereunion by the Government of Mexico through Secretaria de Comunicaciones y Transportes (Secretary of Communications and Transportation), a Mexican federal government agency (the "SCT"), as evidenced by the Concession Title (Titulo de Concesion), dated June 3, 1998 issued by the SCT.

     "Consent":  a  consent  to  a  collateral assignment of the Nortel Purchase
      -------
Agreement, a consent to a collateral assignment of any Vendor Purchase Agreement, a Landlord Consent, and an agreement from each incumbent provider of collocation space under any collocation and interconnection agreements with Borrower or any Subsidiary where Collateral will be located, including without limitation, from incumbent local exchange carriers where Collateral may be located under collocation or other arrangements.

     "Contingent  Obligation":  as  to any Person, any obligation of such Person
      ----------------------
guaranteeing, directly or indirectly, any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof.

     "Contractual  Obligation":  as to any Person, any provision of any security
      -----------------------
issued by such Person or of any agreement, instrument, or other material undertaking to which such Person is a party or by which it or any of its property is bound.

     "Control":  the  possession, directly or indirectly, of power to direct (or
      -------
cause the direction of) management or policies of another Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). "Controlled by" and "under common Control with" have meanings correlative thereto.

     "Conversion  Date":  as  defined  on  Schedule  2.02  hereto.
      ----------------                     --------------

     "Default":  any of the conditions or occurrences specified in Section 9.01,
      -------                                                      ------------
whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Default  Rate":  a  rate  of  interest  equal  to  the lesser of (i) three
      -------------
percentage points over the Interest Rate or (ii) the maximum permissible rate under applicable law in effect at any time.

     "Domestic  Subsidiary": any direct or indirect Subsidiary of Telscape which
      --------------------
is incorporated under the laws of the United States, one of the states of the United States, or under any territory or protectorate of the United States.

     "EBITDA":  for any fiscal period, Telscape's actual operating earnings from
      ------
ongoing operations on a consolidated basis, before interest, taxes, depreciation and amortization for the fiscal period.

     "Environmental  Law":  any  current  or future federal, state and local law
      ------------------
(including common law), statute, regulation, ordinance, rulings, codes, judicial order, administrative order or terms of licenses or permits applicable to environmental conditions (including, without limitation, conditions relating to ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, all such laws governing the employment, generation, use, storage, disposal or transportation of toxic or hazardous substances or wastes (including, without limitation, asbestos and petroleum products), the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Superfund Amendment and Reauthorization Act of 1986, the Toxic Substances Control Act, the Clean Air Act, the Water Pollution Control Act, the Hazardous Waste Management Act, the Mineral Lands and Leasing Act, the Surface Mining Control and Reclamation Act, U.S. Department of Transportation Regulations, and all similar state and local laws and regulations, all as now or hereafter amended.

     "ERISA":  the  Employee  Retirement Income Security Act of 1974, as amended
      -----
from  time  to  time,  and  any  successor  statute.

     "Equipment":  the  equipment  defined  in  Section  3.01  hereof.
      ---------                                 -------------

     "Equity  Payment":  any  distribution  of  earnings  or  capital  to  any
      ---------------
stockholder of Telscape, Borrower or any Subsidiary, any management fee or other fee paid to any stockholder of Telscape, Borrower or any Subsidiary not reasonably related to services actually performed, or any redemption of equity ownership interests in Telscape, Borrower or any Subsidiary, either directly or indirectly, whether in cash or property or in obligations of Telscape, Borrower or any Subsidiary.

     "Event  of  Default":  any  of the events specified in Section 9.01 hereof,
      ------------------                                    ------------
provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, under Section 9.01 or otherwise, has been
                                          -------------
satisfied.

     "FCC":  the  Federal  Communications  Commission  of  the  United States of
      ---
America,  and  any  successor,  in  whole  or  in  part,  to  its  jurisdiction.

     "Financing  Termination  Date":  as  defined  on  Schedule  2.02  hereto.
      ----------------------------                     --------------

     "First  Borrowing  Date":  the  date  of  the  first  borrowing by Borrower
      ----------------------
hereunder.

     "GAAP":  subject  to  Section  1.02  hereof,  generally accepted accounting
      ----                 -------------
principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Telscape's independent certified public accountants concur), applied both to classification of items and amounts.

     "General  Intangibles":  as  defined  in  Section  3.01  hereof.
      --------------------                     -------------

     "Governmental  Actions":  actions  by  any  Governmental  Authority.
      ---------------------

     "Governmental  Authority":  the  federal government, any state or political
      -----------------------
subdivision thereof, any city or municipal entity, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantor":  Telscape and certain of Borrower's and Telscape's Significant
      ---------
Subsidiaries guaranteeing the Obligations of Borrower hereunder pursuant to the provisions of Section 3.09 of this Agreement and any other Person guaranteeing
                ------------
the  Obligations,  in  whole  or  in  part,  of  Borrower  hereunder.

     "Guaranty" or "Guaranties": one or more of the Guaranty Agreements required
      -------------------------
of Telscape, and certain of Borrower's and Telscape's Significant Subsidiaries pursuant to the provisions of Section 3.09 of this Agreement.
                                   -------------

     "Indebtedness":  as  to  any Person, at a particular time, (a) indebtedness
      ------------
for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss; (b) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss; (c) obligations of such Person to purchase or repurchase accounts receivable, chattel paper or other payment rights sold or assigned by such Person; and (d) indebtedness or obligations of such Person under or with respect to letters of credit, notes, bonds or other debt instruments.

     "Initial  Payment  Date":  as  defined  on  Schedule  2.02  hereto.
      ----------------------                     --------------

     "Interest  Only  Period":  as  defined  on  Schedule  2.02  hereto.
      ----------------------                     --------------

     "Interest  Payment  Date":  as  defined  on  Schedule  2.02  hereto.
      -----------------------                     --------------

     "Interest  Rate":  as  defined  on  Schedule  2.02  hereto.
      --------------                     --------------

     "Landlord Consent": a consent substantially in the form of Exhibit E hereto
      ----------------                                          ---------
or in other form acceptable to Lender, to be executed by the owner/landlord, sublessor and/or licensor (including carriers) of any real property where any of the Collateral is to be located.

     "Law":  any  law (including common law), constitution, statute, regulation,
      ---
rule, ordinance, order, injunction, writ, decree or award of any governmental body or court of competent jurisdiction or of any arbitrator (including but not limited to ERISA, the Code, the UCC, any applicable tax law, product safety law, occupational safety or health law, Communications Law, Environmental Law and/or securities laws).

     "Lender's  Expenses":  as  defined  in  Section  2.10  hereof.
      ------------------                     -------------

     "Lien":  any  mortgage,  pledge,  hypothecation, lien (statutory or other),
      ----
judgment lien, security interest, security agreement, charge or other encumbrance, or other security arrangement of any nature whatsoever, including, without limitation, any installment contract, conditional sale or other title retention arrangement, any sale of accounts receivable or chattel paper, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and the filing of any financing statement under the UCC or comparable law of any jurisdiction.

     "Loans":  the  loans  and  loan facilities described in Section 2.01 hereof
      -----                                                  ------------
and  all  Advances  pursuant  hereto.

     "Loan  Documents":  a collective reference to this Agreement, the Note, the
      ---------------
Security Documents, the Guaranty Agreements, and all other documents, instruments, agreements and certificates evidencing or securing any advance hereunder or any obligation for the payment or performance thereof and/or executed and delivered in connection with any of the foregoing.

     "Lucent Credit Agreement":  Credit Agreement dated as of September 29, 2000
      -----------------------
among Telereunion S.A. de C.V., Telereunion International, S.A. de C.V., Telscape International, Inc., the other borrowers to be listed therein, any additional borrowers from time to time, General Electric Capital Corporation, as Administrative Agent, and the lenders from time to time party thereto, in the form executed as of the Closing Date.

     "Material Adverse Effect": or "Material Adverse Change": a material adverse
      -----------------------       -----------------------
effect on, or material adverse change in (i) the business, operations or financial condition of the Borrower or Telscape; (ii) the ability of the Borrower or Telscape to perform its obligations under this Loan Agreement, the Note, or the other Loan Documents; or (iii) the Lender's ability to enforce the rights and remedies granted under this Agreement or the other Loan Documents, in all cases whether attributable to a single circumstance or event or an aggregation of circumstances or events.

     "Maturity  Date":  the  date  defined on Schedule 2.02 hereto, on which all
      --------------                          -------------
principal, interest, premium, expenses, fees, penalties and other amounts due under the Note shall be finally due and payable.

     "Network":  the  telecommunications  network  to  be  built and operated by
      -------
Telscape and its Subsidiaries in order to provide telecommunications services pursuant to the Concession.

     "New  Equity":  The  amount  of proceeds in excess of $37,000,000 (less the
      -----------
liquidation amount of outstanding Class F Convertible Senior Preferred Stock of Telscape) raised from the sale by Telscape subsequent to the date hereof of Capital Stock of Telscape or debt subordinated to the Obligations in form and substance satisfactory to Lender.

     "Note":  collectively,  one  or more promissory notes issued by Borrower to
      ----
Lender pursuant to this Agreement, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

     "Nortel":  Nortel  Networks,  Inc.,  a  Delaware  corporation.
      ------

     "Nortel  Equipment":  the  equipment  and licensed or sub-licensed software
      -----------------
manufactured or supplied by Nortel to Borrower with respect to which Advances hereunder are used directly or indirectly to finance the acquisition cost thereof at any time pursuant to the Nortel Purchase Agreement or any purchase order issued by Borrower to Nortel or otherwise, including installation and construction services provided by Nortel pursuant thereto.

     "Nortel  Purchase  Agreement":  the Nortel Purchase Agreement identified on
      ---------------------------
Schedule  4.31  hereto, together with any amendments or supplements thereto, and
--------------
any other purchase agreement between Nortel and Borrower and all purchase orders and invoices issued pursuant thereto, all subject to the approval of Lender.

     "Obligations": all indebtedness, liabilities and obligations of Borrower to
      -----------
Lender of any class or nature, whether arising under or in connection with this Agreement and/or the other Loan Documents or otherwise, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses, lease obligations, indemnities or otherwise, including, without limitation, future advances of any sort, all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of the Collateral, the unpaid principal amount of, and accrued interest on, the Note, and any expenses of collection or protection of Lender's rights, including reasonable attorneys' fees.

     "Organizational  Documents": with respect to a corporation, the articles of
      -------------------------
incorporation and by-laws of such corporation; with respect to a partnership, the certificate of partnership (or limited partnership, as applicable) and partnership agreement, together with the analogous documents for any corporate or partnership general partner; with respect to a limited liability company, the articles of organization and operating agreement of such limited liability company; and in any case, any other document governing the formation and conduct of business by such entity.

     "Payment  Date":  as  defined  on  Schedule  2.02  hereto.
      -------------                     --------------

     "Payment  Schedule":  as  defined  on  Schedule  2.02  hereto.
      -----------------                     --------------

     "PBGC": the Pension Benefit Guaranty Corporation established under Title IV
      ----
of ERISA or any other governmental agency, department or instrumentality succeeding to its functions.

     "Permits":  all  consents,  licenses,  notices,  approvals, authorizations,
      -------
filings,  orders,  registrations,  and  permits  required  by  any  Governmental
Authority for the construction and operation of the Equipment (excluding Regulatory Authorizations), issued or obtained as and when required in accordance with all Requirements of Law.

     "Permitted  Encumbrances":  the  Liens permitted under Section 8.01 hereof.
      -----------------------                               ------------

     "Permitted  Preferred  Cash  Dividends":  cash  dividends  with  respect to
      -------------------------------------
classes D, E or F of Telscape International, Inc. Convertible Senior Preferred Stock, payable solely out of proceeds of New Equity, at any time after the first anniversary of the Closing Date (as defined in the Lucent Credit Agreement), so long as (i) Borrower shall fully comply with the prepayment obligations found in
Section  2.04(b)  hereof,  and  (ii) at the time thereof and after giving effect
----------------
thereto, no Default or Event of Default has occurred and is continuing, and with respect to each of the financial covenants set forth in Article VII, (A) Telscape is in full compliance therewith as of the most recent date on which such financial covenant was (or is being) measured, without requiring any waiver thereof or amendment thereto to enable such compliance, and (B) no Default or Event of Default could reasonably be expected to exist as of the next date on which each financial covenant is to be measured.

     "Person":  an  individual,  corporation,  limited  liability  company,
      ------
partnership, business or other trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

     "Plan":  any  employee  pension benefit plan to which Section 4021 of ERISA
      ----
applies and (i) which is maintained for employees of Telscape, the Borrower, or any Significant Subsidiary or (ii) to which Telscape, the Borrower, or any Significant Subsidiary made, or was required to make, contributions at any time within the preceding five years.

     "Proceeds":  as  defined  in  Section  3.01  hereof.
      --------                     -------------

     "PUC":  the  public  utilities  commission  for  the  state  or  any  other
      ---
jurisdiction in which Borrower operates its telecommunications business or any portion of the Equipment is located, or any successor agency, and any successor, in whole or in part, to its functions or jurisdictions, and any other Persons specified  as  such  on  Schedule  1.01  hereto.
                         --------------

     "Purchase  Agreement":  individually  and collectively, the Nortel Purchase
      -------------------
Agreement  and  any  Vendor  Purchase  Agreement.

     "Regulatory  Authorizations":  all  approvals,  authorizations,  licenses,
      --------------------------
filings, notices, registrations, consents, permits, exemptions, registrations, qualifications, designations, declarations, or other actions or undertakings now or hereafter made by, to or in respect of any telecommunications governmental or other regulatory authority, including, without limitation, any certificates of public convenience and all grants, approvals, licenses, filings and registrations from or to the FCC or PUC or under any Communications Law necessary in order to enable Borrower to own, construct, maintain and operate the Equipment, and any authorizations specified on Schedule 1.01 hereto.
                                                          --------------

     "Regulatory Event": any of the following events: (i) Lender becomes subject
      ----------------
to regulation as a "carrier," a "telephone company," a "common carrier," a "public utility" or otherwise under any applicable law or governmental regulation, federal, state or local, solely as a result of the transactions contemplated by this Agreement and the other Loan Documents; (ii) Borrower, Telscape or any Significant Subsidiary becomes subject to regulation by any Governmental Authority in any way that is materially different from the regulation existing at the Closing Date and that could materially adversely affect the Borrower's, Telscape's or any Significant Subsidiary's ability to perform its material obligations under the Loan Documents or Lender's rights thereunder; or (iii) the FCC or PUC issues an order revoking, denying or refusing to renew, or recommending the revocation, denial or non-renewal of, any Regulatory Authorization.

     "Reportable  Event":  (i)  a  reportable event described in Section 4043 of
      -----------------
ERISA and regulations thereunder; (ii) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in
Section 4063(b) of ERISA; or (iii) a cessation of operations at a facility causing more than 20% of Plan participants to be separated from employment, as referred to in Section 4062(f) of ERISA.

     "Required  Consents":  the  Governmental Authority approvals or consents of
      ------------------
other Persons required with respect to the execution, delivery and performance of this Agreement and the other Loan Documents by the Borrower, Telscape, and the Significant Subsidiaries, as described in Section 4.04 hereto.
                                                    -------------

     "Requirement  of  Law":  as  to any Person, the Organizational Documents of
      --------------------
such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or transactions or to which such Person or any of its property or transactions is subject, including without limitation, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies, all Permits or Regulatory
Authorizations issued to Borrower, all Communications Laws, and all Environmental Laws.

     "Responsible  Officer": with respect to a corporation, its President or any
      --------------------
Vice President or Treasurer; with respect to a partnership, its general partner (or the President, any Vice President or Treasurer of any corporate general partner, as applicable); with respect to a limited liability company, a member or manager (or the President, any Vice President or Treasurer of any corporate member or manager), or the President or any Vice President of any other Person.

     "Restricted  Payment":  means  (a)  any  dividend  or  other  distribution
      -------------------
(whether in cash, securities or other property other than dividends of preferred stock of Telscape paid to holders of such preferred stock) with respect to any shares of any class of Capital Stock of Telscape or its Subsidiaries, or (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any any shares of any class of Capital Stock of Telscape or any Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock of Telscape or any Subsidiary.

     "Security  Documents":  this  Agreement,  the  Consents,  all  financing
      -------------------
statements, and any other documents granting, evidencing, or perfecting any security interest or Lien with respect to or securing any of the Obligations.

     "Significant  Subsidiaries":  with  regard  to  Telscape  or  Borrower,  as
      -------------------------
applicable (i) a direct or indirect Subsidiary having assets or revenues (as applicable) of at least 5% of Telscape's consolidated assets or revenues (whichever applies first) as of the Closing Date, as of the end of each of Telscape's fiscal years thereafter, or as of the end of Telscape's fiscal quarter immediately preceding any Borrowing Date, (ii) any Guarantor which is a direct or indirect Subsidiary of Telscape or Borrower, and (iii) Borrower.

     "Site(s)":  any  of  the  sites  where  Equipment  is  or is to be located.
      -------

     "Software" and "Software Licenses": any software now or hereafter owned by,
      --------------------------------
or licensed to, Borrower or with respect to which Borrower has or may have license or use rights.

     "Subsidiary":  as to any Person, any corporation or other entity that is an
      ----------
Affiliate of such Person and of which shares of stock or equity interests having ordinary voting power with respect to the election of one or more directors or other managers of such corporation are at the time directly or indirectly owned or controlled by such Person (regardless of any contingency which does or may suspend or dilute the voting rights of such class of stock). References to "Subsidiary" shall refer to a Subsidiary of Telscape, unless otherwise provided.

     "System":  Telscape's  complete  telecommunications  network  or  system
      ------
constructed and/or operated by Telscape (either directly or indirectly by a Subsidiary or Affiliate of Telscape), of which the Equipment forms a part.

     "Telecommunications":  voice,  video,  data  and  internet  services.
      ------------------

     "Telscape":  Telscape  International,  Inc.,  a  Texas corporation, and its
      --------
successors.

     "UCC":  the Uniform Commercial Code as the same may from time to time be in
      ---
effect in the State of New York, or the Uniform Commercial Code of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

     "Vendor": any manufacturer  or  supplier of Vendor Equipment or licensor or
      ------
supplier  of  Software,  in  each  case  other  than  Nortel.

     "Vendor  Equipment":  any  equipment,  upgrades,  switches  and licensed or
      -----------------
sub-licensed  Software  manufactured,  or  supplied  to  Borrower,  by a Vendor.

     "Vendor  Purchase  Agreement":  any  purchase  agreement, together with any
      ---------------------------
amendments or supplements thereto, between a Vendor and Borrower or an assignor of Borrower and all purchase orders and invoices issued pursuant thereto for the sale of Vendor Equipment, all subject to the approval of Lender, not to be unreasonably withheld or delayed.

     1.02.     Accounting  Principles;  Subsidiaries.  Except  as  otherwise
               -------------------------------------
provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), consistently applied, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP unless otherwise provided herein. All accounting and financial terms herein shall be deemed to include references to consolidated and consolidating principles, and covenants, representations and agreements with respect to Telscape and its properties and activities shall be deemed to refer to Telscape and its consolidated Subsidiaries collectively unless otherwise expressly provided.

     1.03.     UCC  Terms.  Except  as  otherwise provided or amplified (but not
               ----------
limited) herein, terms used in this Agreement that are defined in the UCC shall have the same meanings herein.

     1.04.     General  Construction;  Captions. All definitions and other terms
               --------------------------------
used in this Agreement shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The captions and table of contents in this Agreement and the other Loan Documents are for convenience only, and in no way limit or amplify the provisions hereof.

     1.05.     References  to  Documents  and  Laws.  All  defined  terms  and
               ------------------------------------
references in this Agreement or the other Loan Documents with respect to any agreements, notes, instruments, certificates or other documents shall be deemed to refer to such documents and to any amendments, modifications, renewals, extensions, replacements, restatements, substitutions and supplements of and to such documents. All references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations.


                                ARTICLE 2: LOANS
                                ----------------

     2.01.     Commitment.  Subject to the terms and conditions herein provided,
               ----------
and so long as no Default has occurred and is continuing hereunder, Lender agrees to lend to Borrower from time to time before the Financing Termination Date, an aggregate principal amount, plus Capitalized Interest, if any, in the maximum amount set forth on Schedule 2.01 hereto as the maximum principal amount
                            -------------
(the  "Commitment").  If Borrower or Nortel should terminate the Nortel Purchase
       ----------
Agreement at any time prior to the Financing Termination Date, then the Commitment shall automatically terminate, subject to Lender's right to make further Advances hereunder, including, but not limited to, Advances under
Section  2.03.  All  amounts  advanced  hereunder  shall  be used solely for the
--------------
purchase of Nortel Equipment to be installed in the United States and related services from Nortel, and amounts not exceeding the amount (if any) specified on
Schedule  2.01  may  be used for legal fees, charges, expenses and closing costs
--------------
and other expenses incurred by Borrower or incurred by Lender and payable by Borrower under Section 2.10; provided, however, that, notwithstanding the foregoing, the Borrower may use up to 33% of the Commitment to finance the origination fee set forth on Schedule 2.09 and, subject to approval of Lender, to finance or refinance any Vendor Equipment installed or to be installed in the United States and related services.

     2.02.     Note  and  Payment  Terms.
               -------------------------

          (a)     Promissory  Note.  The  Loans  shall  be evidenced by the Note
                  ----------------
substantially  in the form of Exhibit A hereto, with appropriate insertions. The
                              ---------
Note shall be executed by Borrower, payable to the order of Lender, and shall evidence the obligation of Borrower to repay all principal amounts advanced under or pursuant to this Agreement, together with interest and all other amounts due thereunder. The Note shall be dated the Closing Date, have a stated maturity that is the Maturity Date, and bear interest at the Interest Rate from the First Borrowing Date until the Note or any amount thereunder is paid in full (whether on the Maturity Date, by acceleration or otherwise). All schedules attached to the Note shall be deemed a part thereof. Any such schedule may be amended by Lender from time to time to reflect changes in the amounts includable thereon, but the failure to attach or amend any schedule shall not diminish the obligation of Borrower to repay all amounts due hereunder or on the Note.

          (b)     Capitalized  Interest  Period. During the Capitalized Interest
                  -----------------------------
Period, interest shall accrue on all principal amounts outstanding under the Note at the Interest Rate, and up to an aggregate of the maximum amount of Capitalized Interest set forth on Schedule 2.02 hereto of such interest shall be
                                  -------------
capitalized, in arrears, and added to the principal amount of the Note by Lender, on behalf of Borrower, on the first day of each calendar month, thereby increasing the principal amount of the Note. The Lender may also evidence such increase by noting the date and amount of each such addition on a schedule to the Note. Interest accruing during the Capitalized Interest Period in excess of the maximum aggregate amount of Capitalized Interest set forth on Schedule 2.02
                                                                   -------------
hereto shall be paid by Borrower quarterly in arrears, on the last Business Day of the Calendar Quarter in which such limit is exceeded.

          (c)     Interest  Payments. Following the Capitalized Interest Period,
                  ------------------
interest shall continue to accrue on the principal amount outstanding on the Note (including Capitalized Interest) at the Interest Rate and shall be payable, in arrears, on each Interest Payment Date. Interest only shall be payable during the Interest Only Period, and thereafter all accrued interest shall be payable with the principal payments described below.

          (d)     Principal  Payments.  On  the  Conversion Date, the Note shall
                  -------------------
automatically convert to a term note, and all principal amounts due with respect to the Note (including Capitalized Interest) shall be payable in installments in accordance with the Payment Schedule set forth on Schedule 2.02 hereto,
                                                          --------------
commencing on the Initial Payment Date and on each Payment Date thereafter until the Maturity Date. The amount of each such principal installment payment shall be calculated, at the outset, by taking the applicable percentage (as described on Schedule 2.02 hereto) of the amount of all principal amounts outstanding on
    --------------
the Conversion Date (including Capitalized Interest); provided, however, that the principal payment amounts shall be recalculated by Lender if any Advances are made hereunder after the Conversion Date, based on the aggregate amount of all Advances (including Capitalized Interest) made at any time. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount of the Note and any other principal and interest amounts outstanding will be added to the final payment on the Maturity Date. In any event, the entire outstanding principal amount of the Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Maturity Date.

          (e)     Late Payments and Default Rate. Notwithstanding the foregoing,
                  ------------------------------
if Borrower shall fail to pay within 10 days after the due date any principal amount or interest or other amount payable under this Agreement or under the Note, Borrower shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at the Default Rate (instead of the Interest Rate), from the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under Section 9.01 hereof. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full, such Event of Default is cured by Borrower, or such Event of Default is waived in writing by Lender.

          (f)     Excess  Interest.  Notwithstanding  any provision of the Note,
                  ----------------
this Agreement or any other Loan Document to the contrary, it is the intent of Lender and Borrower that Lender or any subsequent holder of the Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, as amended or enacted from time to time. In the event Lender, or any subsequent holder of the Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such, or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be applied to any other outstanding indebtedness of Borrower due to Lender, and if none is outstanding, shall be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, Lender or any subsequent holder of any Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     2.03.     Procedures  for  Borrowing.
               --------------------------

     (a)      Timing of Advances.  Advances shall not be made more than once per
              ------------------
calendar month, and all Advances in any calendar month shall be made on the same Borrowing Date. Each Advance (other than the last Advance) shall be in an aggregate principal amount of not less than $250,000. No amounts may be borrowed hereunder on or after the Financing Termination Date. Lender is hereby authorized to retain from each Advance all amounts of Lender's Expenses accrued and unpaid by Borrower, for which invoices have been sent to Borrower prior to such Advance. In any event, all outstanding legal fees, charges and expenses not paid by Borrower prior to any Borrowing Date shall be paid before any Advance is made or concurrently with such Advance.

     (b)      Borrowing Certificates.  To request an Advance hereunder, Borrower
              ----------------------
shall send to Lender, at least five Business Days prior to the requested Borrowing Date, a completed Borrowing Certificate, along with invoices and such other supporting documentation as Lender may reasonably request. Lender is hereby authorized to add to any Borrowing Certificate all amounts payable by Borrower to Lender in respect of legal fees, charges and expenses arising or incurred by Lender, to the extent such fees, charges and expenses have then been incurred or charged and may be paid from proceeds of the Loans.

     (c)      Transmission of Advances.  Advances shall be made by wire transfer
              ------------------------
to the account(s) specified in the applicable Borrowing Certificate, except that
(i) proceeds of the Loans may be transmitted, at Lender's option, directly to any Nortel or Vendor account for payment of any unpaid Nortel or Vendor invoices, and (ii) Advances shall be made to Borrower only to the extent that Borrower provides Lender with satisfactory evidence that the amount of such Advance will be paid to Nortel or the Vendor. No further authorization shall be necessary for any such direct disbursements, and each such Advance shall satisfy pro tanto the obligations of Lender under this Agreement.

     (d)      Borrowing Dates. Advances shall be made by Lender on the Borrowing
              ---------------
Date specified in the applicable Borrowing Certificate if all conditions for such Advance have been satisfied, or on such later Business Date as all conditions for such Advance shall have been satisfied, as determined by Lender.

     (e)      Advances  After Default.  At its option,  after the occurrence and
              -----------------------
continuance of a Default, Lender may but shall not be obligated to make advances of portions of the Loans to any Person (including without limitation Nortel and any Vendor, supplier, subcontractor and materialman) to whom Lender in good faith determines payment is due with respect to the Equipment, and any proceeds so disbursed by Lender shall be deemed disbursed as of the date on which the Person to whom payment is made receives the same. No further authorization from Borrower shall be necessary to warrant such direct advances, and the execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable authorization and power of attorney so to advance proceeds hereunder. All such Advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the Security Documents as fully as if made directly to Borrower.

     2.04.     Prepayments.
               -----------

          (a)     Voluntary  Prepayments.  The  Borrower  may, at its option, at
                  ----------------------
any time and from time to time, prepay the Loans in whole or in part, upon at least five Business Days prior written notice to Lender specifying the date and amount of prepayment, in a minimum amount of $50,000, plus the premium described below, and all accrued but unpaid interest thereon. Such notice shall be irrevocable and the principal amount specified in such notice shall be due and payable on the date specified together with accrued interest on the amount prepaid. Any such prepayment shall be subject to a prepayment premium equal to a percentage of the amount prepaid as follows: 3% if the prepayment is made on or before the first anniversary of the Closing Date; 2% if the prepayment is made after the first anniversary but on or before the second anniversary of the Closing Date; 1% if the prepayment is made after the second anniversary but on or before the third anniversary of the Closing Date, and without a premium if the prepayment is made after the third anniversary of the Closing Date. Amounts prepaid may not be borrowed again and shall be applied as provided in Section 2.04(c). Excess interest payments under Section 2.02(g), prepayments made from insurance proceeds pursuant to Section 6.03, or prepayments made with any condemnation proceeds shall not be subject to a prepayment premium. The prepayment premium shall not be required for amounts paid pursuant to an acceleration of the obligations after the occurrence of an Event of Default.

          (b)     Mandatory Prepayment. If and on each occasion that Telscape or
                  --------------------
any Subsidiary shall make any Permitted Preferred Cash Dividends, the record date for which shall occur during the period from and after the first anniversary of the Closing Date and before the second anniversary of the Closing Date, then, on or before the record date for such Permitted Preferred Cash Dividends, the Borrower shall make a prepayment on the Loans, out of the proceeds of the New Equity raised in connection with such Permitted Preferred Cash Dividends, in an amount equal to the amount of such Permitted Preferred Cash Dividends.

          (c)     Application  of  Prepayments. Any prepayments shall be applied
                  ----------------------------
first to interest, then to premium, then to expenses, and then to the installments of principal in reverse chronological order.

     2.05.     Computation  of  Interest.  Interest shall be calculated daily on
               -------------------------
the basis of a 360-day year for the actual days elapsed in the period during which it accrues.

     2.06.     Payments.  All  payments and prepayments to be made in respect of
               --------
principal, interest, prepayment premiums, or other amounts due from Borrower hereunder or under the Note shall be payable on or before 1:00 p.m., Nashville time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such payments shall be made to Lender at Lender's office at 501 Corporate Centre Drive, Franklin, Tennessee 37067, or such other location specified in writing by Lender, in immediately available funds, without setoff, recoupment, counterclaims or any other deduction of any nature.

     2.07.     Indemnity. Borrower hereby indemnifies Lender against any losses,
               ---------
claims, penalties, expenses, actions, suits, obligations, liabilities and Liens (and all costs and expenses, including reasonable attorneys' fees incurred in connection therewith), that Lender has sustained or incurred or may sustain or incur in connection with any of the Collateral, or the enforcement, performance or administration of the Loan Documents, or as a consequence of any default by Borrower in the performance or observance of any covenant or condition contained in this Agreement or the Loan Documents, including without limitation, the breach of any representation or warranty, any failure of Borrower to pay when due (by acceleration or otherwise) any principal, interest, fee or any other amount due hereunder or under the Note, and any failure of Borrower to comply with all applicable Requirements of Law (collectively, "Claims"), except to the extent of any Claims proximately caused by Lender's gross negligence or willful misconduct. Borrower's obligations under this Section 2.07 shall be part of the Obligations and shall be secured by the Collateral. Borrower agrees that upon written notice by Lender of the assertion of any Claims, Borrower shall, at Lender's option, either assume full responsibility for, or reimburse Lender for the reasonable costs and expenses of, the defense thereof. Neither Lender nor Borrower shall have any liability for consequential or incidental damages of any nature. The provisions of this Section 2.07 shall survive the termination of this Agreement and payment of the Obligations; however, upon the payment of the other Obligations, Lender shall release its Lien on the Collateral.

     2.08.     Use  of Proceeds. The proceeds of the Advances hereunder shall be
               ----------------
used  by  Borrower only for the purposes and in the amounts described in Section
2.01  hereof,  and  no  amounts  repaid  may  be  reborrowed.

     2.09.     Fees.  Borrower  shall  pay Lender the fees described on Schedule
               ----                                                     --------
2.09  hereto  in  connection  with  this  Agreement.

     2.10.     Lender's Expenses. Borrower agrees (a) to pay or reimburse Lender
               -----------------
for all its reasonable costs, fees, charges and expenses incurred or arising in connection with the negotiation, review, preparation and execution of this Agreement, the Loan Documents, any commitment or proposal letter, or any amendment, supplement, waiver, modification to, or restructuring of this Agreement, the Obligations or the other Loan Documents, including, without limitation, reasonable legal fees and disbursements, expenses, document charges, and other charges and expenses of Lender; (b) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred in connection with the administration of the Loans or the enforcement, protection or preservation of any rights under or in connection with this Agreement or any other Loan
Documents, including, without limitation, reasonable legal fees and disbursements, audit fees and charges, and all out-of-pocket expenses; (c) to pay, indemnify, and hold Lender harmless from, any and all recording and filing fees and taxes and any and all liabilities with respect to, or resulting from any delay in paying, any stamp, excise and other taxes (excluding income and franchise taxes and taxes of similar nature), if any, which may be payable or determined to be payable in connection with the execution and delivery or recordation or filing of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents. All of the amounts described in this section are referred to collectively as the "Lender's Expenses," shall be payable upon Lender's demand, and shall accrue interest at the Interest Rate in effect when such demand is made from 20 days after the date of demand until paid in full. All Lender's Expenses, and interest thereon, shall be part of the Obligations and shall be secured by the Collateral. The agreements in this Section 2.10 shall survive repayment of all other Obligations not constituting Lender's Expenses. All Lender's Expenses that are outstanding on any Borrowing Date shall be paid before or with such Advance. If Borrower has not paid to Lender the amount of all Lender's Expenses billed to Borrower at least five Business Days before such Borrowing Date, Lender shall be authorized to retain from any Advance on such Borrowing Date the amount of such Lender's Expenses that remain unpaid. Borrower's obligation to pay Lender's Expenses shall not be limited by any limitation on the amount of the Commitment that may be designated as available for such purposes, and any amounts so designated shall be used to pay Lender's Expenses accrued at the time of any Advance before any of Borrower's legal fees or similar expenses.

     2.11.     Increased  Costs  and  Taxes.  (a)     If,  due to either (i) the
               ----------------------------
introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Variable Rate Advances) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining Variable Rate Advances, then the Borrower shall from time to time, upon demand by the Lender, pay to the Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Lender, shall be conclusive and binding for all purposes, absent manifest error.

     (b) If the Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital (or the rate of return on capital) required or expected to be maintained by the Lender or any corporation controlling the Lender and that the amount of commitment, or offer or agreement, to lend hereunder and other commitments, or offers or agreements, of this type, then, upon notice by the Lender, the Borrower shall immediately pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender, or such corporation in the light of such circumstances, to the extent that the Lender reasonably determines such increase in capital (or reduction in rate of return) to be allocable to the existence of Lender's commitment, or offer or agreement, to lend hereunder. Such notice as to such amounts submitted and delivered to the Borrower by the Lender shall set forth in summary fashion the basis of such allocation and shall be conclusive and binding for all purposes, absent manifest error.

     (c) Any and all payments by Borrower hereunder or under a Note executed by Borrower shall be made, in accordance with Section 2.11, free and
                                                         ------------
clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Note being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any
                  -----
Taxes from or in respect of any sum payable hereunder or under any Note executed by Borrower to Lender, (i) the sum payable by Borrower shall be increased as may be necessary so that, after Borrower and Lender have made all required deductions (including deductions applicable to additional sums payable under this Section 2.11), Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make all such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (d) In addition, Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Note or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the Note (hereinafter referred to as "Other Taxes").
                                                        -----------

     (e) Borrower shall indemnify Lender for and hold it harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this section imposed on or paid by Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date Lender makes written demand therefor.

     (f) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to Lender, at its address referred to above, the original or a certified copy of a receipt evidencing such payment.

     (g) In the event that Lender determines in its reasonable discretion, that it has actually and finally realized a refund of or credit for taxes withheld or paid pursuant to this section, which credit or refund is identifiable by Lender as being a result of taxes withheld in connection with sums payable hereunder or under any other Loan Document, Lender shall promptly notify Borrower and shall remit to Borrower, the amount of such refund or credit allocable to payments made hereunder or under the other Loan Documents; provided, however, that in the event of any subsequent disallowance of any such
           -------
refund or credit on account of which Lender has made a payment pursuant to this paragraph, the amount so disallowed shall be deemed to be a Tax for which Lender shall be entitled to indemnification under of this section, but only to the extent of any payment by such Lender pursuant to this paragraph.


                  ARTICLE 3: COLLATERAL AND SECURITY AGREEMENT
                  --------------------------------------------

     3.01.     Grant  of  Security  Interest.  The  Borrower  (as debtor) hereby
               -----------------------------
assigns to Lender as collateral, and grants to Lender (as secured party) a continuing security interest in and to, all of Borrower's right, title and interest in and to the following kinds and types of property, whether now owned or hereafter acquired or arising, wherever located, together with all substitutions therefor and all accessions, replacements and renewals thereof, and in all proceeds and products thereof (collectively, the "Collateral"):

          (a) All Nortel Equipment financed or refinanced with proceeds of an Advance and all Vendor Equipment financed or refinanced with proceeds of an Advance, and in each case any and all additions, substitutions, and replacements to or of any of the foregoing, together with all attachments thereto (other than attachments (i) not financed or refinanced with proceeds of an Advance or which are not required to be attached thereto by the terms of this Agreement, and (ii) which are not an integral part of the Collateral, and are severable from the Collateral without damaging the functionality or value of the remaining Collateral), and all components, parts, improvements, upgrades, and accessions installed thereon or affixed thereto, including installation services provided by Nortel or any other Vendor in connection therewith (collectively, "Equipment") and the Borrower's rights under each Nortel Purchase Agreement and each Vendor Purchase Agreement relating to such Equipment;

          (b) All general intangibles and intangible property (including all contracts and contract rights) constituting part of, or provided by or through Nortel or any Vendor in connection with, the Equipment, including without limitation insurance proceeds and amounts due under insurance policies, licenses, license rights, rights in intellectual property, Software, Software Licenses, computer programming (including source codes, object codes, and all other embodiments of computer programming or information), refunds, warranties and indemnification rights, and all amounts owed at any time to Borrower by Lender or Nortel or by a Vendor in connection with a Vendor Purchase Agreement relating to Equipment (collectively, "General Intangibles");

          (c) All proceeds and products of any of the foregoing, including without limitation (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority); and (iii) any and all cash proceeds and non-cash proceeds in the form of equipment, inventory, contracts, accounts, general intangibles, chattel paper, documents, instruments, securities, or other proceeds, but excluding any revenues or accounts receivable paid to or due the Borrower as a result of the operation of the Collateral in the Borrower's normal course of business (collectively, "Proceeds").

     3.02.     Priority of Security Interests. The security interests granted by
               ------------------------------
Borrower to Lender are and shall be continuing and indefeasible first-priority security interests in the Collateral, subject to no Liens except for Permitted Encumbrances to the extent provided in Section 8.01.
                                             -------------

     3.03.     Further  Documentation;  Pledge  of  Instruments. At any time and
               ------------------------------------------------
from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower shall promptly execute, deliver and record any documents, instruments, agreements and amendments, and take all such further action, as Lender may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing statements or amendments under the UCC. Borrower also hereby authorizes Lender to file any such financing statement or amendment thereto, without the signature of Borrower, or with a copy or telecopy of Borrower's signature, to the extent permitted by applicable law, or to execute any financing statement or amendment thereof on behalf of Borrower as Borrower's attorney-in-fact. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument or any certificated securities, such note, instrument or certificate shall be immediately pledged and delivered to Lender hereunder, duly endorsed in a manner satisfactory to Lender. Lender acknowledges and recognizes that Borrower's assignment of or grant of a security interest in its Regulatory Authorizations may be subject to restrictions imposed by the FCC or PUC on Borrower's ability to assign its interest in or transfer control of any Regulatory Authorizations. Likewise, Lender acknowledges and recognizes that Borrower's assignment of or grant of a security interest in any state or local franchises or licenses may be subject to similar government restrictions. Borrower acknowledges, however, that the value of the Regulatory Authorizations is a critical part of Lender's collateral package, and agrees to use its best efforts to effect the transfer of such Regulatory Authorizations to Lender or its designee upon the occurrence of an Event of Default.

     3.04.     Further  Identification  of Collateral. Borrower shall furnish to
               --------------------------------------
Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

     3.05.     Remedies.  Lender  shall  have  all  the rights and remedies of a
               --------
secured party under the UCC, and shall be entitled to exercise any and all remedies available under Article 9 hereof or otherwise available at law or in equity upon the occurrence of an Event of Default.

     3.06.     Standard  of  Care.  Lender  shall  be  deemed  to have exercised
               ------------------
reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but Lender's failure to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     3.07.     Advances  to  Protect  Collateral.  All insurance expense and all
               ---------------------------------
expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including, without limitation, all rent payable by Borrower to any landlord of any premises where any of the Collateral may be located) and any and all taxes shall be borne and paid by Borrower. Lender may (but shall not be obligated to) make advances to preserve, protect or obtain any of the Collateral, including advances to cure defaults under any lease agreements for Sites or advances to pay taxes, insurance and the like, and all such advances shall become part of the Obligations owing to Lender hereunder and shall be payable to Lender on demand, with interest thereon from the date of such advance until paid at the Default Rate in effect on the date of such advance.

     3.08.     License to Use. Lender is hereby granted a license or other right
               --------------
to use after and during the continuance of an Event of Default, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade names, trademarks and advertising matter, or any tangible or intangible property or rights of a similar nature as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights under all licenses and franchise agreements with respect to the Collateral shall inure to Lender's benefit.

     3.09.     Guarantees.  Payment  of the Borrower's Obligations shall also be
               ----------
unconditionally guaranteed by Telscape, pursuant to the form of Guaranty Agreement attached as Exhibit G to this Agreement, and by each existing and each
                      ---------
future Significant Subsidiary which is a Domestic Subsidiary. In the event that the Guarantors (excluding Telscape) have assets or revenues (as applicable) in the aggregate on a non-consolidated basis of less than 90% of Telscape's domestic consolidated assets or revenues (whichever applies first) as of the Closing Date, as of the end of each of Telscape's fiscal years thereafter, or as of the end of Telscape's fiscal quarter immediately preceding any Borrowing Date, then Borrower shall cause additional direct or indirect Domestic Subsidiaries of Telscape designated by the Borrower and acceptable to the Lender to execute and deliver Guaranty Agreements in the form attached as Exhibit H to
                                                                    ---------
this Agreement so that the domestic assets and revenues (as applicable) in the aggregate on a non-consolidated basis of all of the Guarantors (excluding Telscape) that are also Domestic Subsidiaries (including each newly-designated Significant Subsidiary) exceeds 90% of Telscape's domestic consolidated assets and 90% of Telscape's domestic consolidated revenues, as applicable.

     3.10.     Collateral  Assignment  of  Nortel  Purchase  Agreement.  On  the
               -------------------------------------------------------
Closing Date, the Borrower shall assign to the Lender, as additional collateral security, all of the Borrower's right, title and interest in and to the Nortel Purchase Agreement pursuant to the form of Collateral Assignment of Purchase Agreement attached as Exhibit I to this Agreement and shall obtain the consent of Nortel to that assignment. Borrower shall make future collateral assignments to the Lender of any additional purchase agreements subsequently entered into with Nortel and shall use its reasonable efforts to deliver consents to the Lender from Nortel for those subsequent assignments within 10 business days after the effective date of each subsequent purchase agreement using substantially the same forms as attached as exhibits to this Agreement.

     3.11.     Release  of  Security  Interest.  Upon the payment of all amounts
               -------------------------------
due under the Notes and all of Lender's Expenses, Lender shall release its security interest in the Collateral and any indemnity obligations of Borrower to Lender which survive the payment thereafter shall become unsecured notwithstanding any other provision in this Loan Agreement.


                    ARTICLE 4: REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

     Borrower  hereby  represents  and  warrants  to  Lender  as  follows:

     4.01.     Organization  and Qualification.  Each of Telscape, the Borrower,
               -------------------------------
and each Subsidiary is duly organized, validly existing and in good standing as a corporation under the laws of its state of organization. Telscape, the Borrower, and each Subsidiary is duly qualified to do business and in good standing in each jurisdiction in which the failure to receive or retain such qualification would have a Material Adverse Effect.

     4.02.     Authority and Authorization.  Each of Telscape, the Borrower, and
               ---------------------------
each Significant Subsidiary has all requisite corporate right, power, authority and legal right to execute and deliver and perform its obligations under the Loan Documents to which it is a party, to make and secure (as the case may be) the borrowings provided for herein, and to execute and deliver and to perform its obligations under the Loan Documents to which it is a party. Each of Telscape's, the Borrower's and each Significant Subsidiary's execution, delivery and performance of the Loan Documents to which it is a party Basic Agreements have been duly and validly authorized by all necessary corporate proceedings on the part of Telscape, the Borrower, and each Significant Subsidiary.

     4.03.     Execution  and  Binding Effect. This Agreement, the Note, and all
               ------------------------------
other Basic Agreements have been or will be duly and validly executed and delivered by Telscape, the Borrower, and each Significant Subsidiary, as applicable, and constitute or, when executed and delivered, will constitute the legal, valid and binding obligations of Telscape, the Borrower, and each Significant Subsidiary, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights generally.

     4.04.     Governmental  Authorizations.  Except for the consents identified
               ----------------------------
on  Schedule  4.04  hereto (the "Required Consents"), no authorization, consent,
    --------------               -----------------
approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority (other than the filing of financing statements and continuation statements) is or will be necessary in connection with the execution and delivery of this Agreement, the Note, or any other Loan Documents by Telscape, the Borrower, or any Significant Subsidiary; the consummation of the transactions herein or therein contemplated; the performance of or compliance by Telscape, the Borrower, and each Significant Subsidiary with the terms and conditions hereof or thereof; or the legality, validity and enforceability hereof or thereof.

     4.05.     Regulatory  Authorizations.  Telscape,  the  Borrower,  and  the
               --------------------------
Significant Subsidiaries collectively hold all authorizations, permits and licenses required by the FCC, the PUC, or any Communications Law for the construction and operation of the System, and all such Regulatory Authorizations are in full force and effect, are subject to no further administrative (except as set forth in Schedule 4.05) or judicial review, and are therefore final. The
                -------------
Lender will not by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents be subject to the regulation or control of either the FCC or the PUC. The Regulatory Authorizations are described on Schedule 4.05.
                                    --------------

     4.06.     Material  Agreement; Absence of Conflicts. Except as set forth on
               -----------------------------------------
Schedule  4.06  hereof,  the execution and delivery of this Agreement, the Note,
--------------
and the other Loan Documents; the consummation of the transactions herein or therein contemplated; and the performance of or compliance with the terms and conditions hereof or thereof by Telscape, the Borrower, and each Significant Subsidiary will not (a) materially violate any applicable Law; (b) conflict with or result in a breach of or a default under the Organizational Documents of Telscape, the Borrower, or any Subsidiary, or conflict with or result in a material breach of or default under any agreement or instrument to which Telscape, the Borrower, or any Subsidiary is a party or by which Telscape, the Borrower, or any Subsidiary or its properties are bound; or (c) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of Telscape, the Borrower, or any Subsidiary, except as otherwise contemplated by this Agreement.

     4.07.     No  Restrictions.  None  of  Telscape,  the  Borrower,  or  any
               ----------------
Significant Subsidiary is not a party or subject to any contract, agreement or restriction in its Organizational Documents that materially and adversely affects its business or the use or ownership of any of its properties or operation of its business. Except as set forth on Schedule 4.07 hereof, none of
                                                   -------------
Telscape, the Borrower, or any Subsidiary is not a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness. None of Telscape, the Borrower, or any Subsidiary has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien that is not a Permitted Encumbrance.

     4.08.     Financial  Statements.  The  Borrower has furnished to Lender the
               ---------------------
most recent annual or quarterly financial statements of Telscape, certified by a Responsible Officer of Telscape, including balance sheets and related statements of income and retained earnings and statements of cash flows, as described on
Schedule  4.08  hereof.  Such financial statements (including the notes thereto)
--------------
present fairly the financial condition of Telscape on a consolidated basis as of the end of such fiscal period and the results of its operations and the changes in its financial position for the fiscal period then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period. Any projections and pro forma financial statements delivered by Borrower to Lender were prepared in good faith, based on reasonable assumptions, including (without limitation) the cost of capital, but Borrower makes no representation as to the accuracy of any such projections.

     4.09.     Financial  Accounting Practices.  Each of Telscape, the Borrower,
               -------------------------------
and each Subsidiary has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect its respective transactions and dispositions of its assets, and each of Telscape, the Borrower, and each Subsidiary shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.10.     Accurate  and  Complete Disclosure. No representation or warranty
               ----------------------------------
made by Borrower under this Agreement and no statement made by Telscape, the Borrower, or any Subsidiary in any financial statement, certificate, report, exhibit or document furnished by Telscape, the Borrower, or a Subsidiary to Lender pursuant to or in connection with this Agreement (including, without limitation, any filings with the Securities Exchange Commission, the FCC, or the
PUC) is or was false or misleading as of the date made in any material respect (including the omission of any material information necessary to make such representation, warranty or statement not misleading); it being understood, however, that Telscape, the Borrower, and the Subsidiaries make no representations as to any projections furnished to Lender. There are no facts that evidence or create a Material Adverse Effect, or, so far as Borrower can now foresee, will evidence or create a Material Adverse Effect, which has not been set forth in the financial statements referred to in Section 4.08 hereof or
                                                          ------------
otherwise  disclosed  in  writing  to  Lender prior to the First Borrowing Date.

     4.11.     No  Event  of  Default;  Compliance with Material Agreements.  No
               ------------------------------------------------------------
event has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default after giving effect to the Advance to be made on the First Borrowing Date. As of the date hereof, none of Telscape, the Borrower, or any Subsidiary is in violation of any term of its material agreements or instruments to which it is a party or by which it or its properties is bound.

     4.12.     Litigation.  Except  as  set  forth in Schedule 4.12, there is no
               ----------                             -------------
action, suit or proceeding pending or, to the knowledge of Telscape, the Borrower, or a Subsidiary threatened by or before any Governmental Authority against or affecting Telscape, the Borrower, any Subsidiary, or any of their properties, rights or licenses which if adversely decided would have a Material Adverse Effect.

     4.13.     Rights to Property; Intellectual Property.  The Borrower has good
               -----------------------------------------
and marketable title to the Collateral, subject only to Permitted Encumbrances. Each of Telscape, the Borrower and their respective Subsidiaries has good and marketable title to all personal and real property purported to be owned by them as reflected in the most recent balance sheet referred to in Section 4.08 hereof
                                                             ------------
(except as sold or otherwise disposed of in the ordinary course of business). Each of Telscape, the Borrower and their respective Subsidiaries owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and software licenses necessary for the operation of their business, free from burdensome restrictions other than such defects in title or limitations in rights to use that individually or in the conjunction with each other do not or will not cause a Material Adverse Effect.

     4.14.     Financial  Condition.  Telscape's  financial  condition  is
               --------------------
accurately described in the Certificate of Financial Condition executed by Telscape and the Borrower pursuant to this Agreement.

     4.15.     Taxes.  Telscape's,  the  Borrower's,  and  each  Significant
               -----
Subsidiary's  federal  tax  identification  number is set forth on Schedule 1.01
                                                                   -------------
hereto.  Except  as  disclosed on Schedule 4.15 hereto, all tax returns required
                                  -------------
to be filed by Telscape, the Borrower, or any Subsidiary have been properly prepared, executed and filed, and all taxes, assessments, fees and other governmental charges upon Telscape, the Borrower, and each Subsidiary or upon any of its properties, incomes, sales or franchises which are shown to be due and payable thereon have been paid, other than taxes or assessments the validity or amount of which Telscape, the Borrower, or the Subsidiary is determining or contesting in good faith or for which Telscape, the Borrower, or the Subsidiary has filed appropriate extensions. The reserves and provisions for taxes on the books of Telscape, the Borrower, and each Subsidiary are adequate for all open years and for its current fiscal period.

     4.16.     No  Material  Adverse  Change.  Since  the  date of the financial
               -----------------------------
statements referenced in Section 4.08, there has been no Material Adverse Change
                         ------------
except  as  disclosed  on  Schedule  4.16.

     4.17.     No  Regulatory  Event.  No  Regulatory  Event has occurred and is
               ---------------------
continuing.

     4.18.     Trade  Relations.  There  exists no actual or, to Telscape's, the
               ----------------
Borrower's or any Subsidiary's knowledge, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Telscape, the Borrower, or any Subsidiary and any Carrier, any labor organizations, any customer, or any group thereof whose agreements with Telscape, the Borrower, or any Subsidiary or use of the System individually or in the aggregate are material to the business of Telscape, the Borrower, or any Subsidiary, or with any material Supplier, and there exists no present condition or state of facts or circumstances which would have a Material Adverse Effect or prevent Telscape, the Borrower, or any Subsidiary from conducting its business after the consummation of the transactions contemplated by this Agreement.

     4.19.     No  Brokerage  Fees.  No  brokerage  or  other fee, commission or
               -------------------
compensation is to be paid by Telscape, the Borrower, or any Subsidiary to any Person in connection with the Loans to be made hereunder other than to the Lender. The Borrower hereby indemnifies Lender against any claims brought against Lender for brokerage fees or commissions of any Person based on an agreement with Telscape, the Borrower, or any Subsidiary and agrees to pay all expenses incurred by Lender in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

     4.20.     Margin  Stock;  Regulation  U.  The  Borrower  is  not  engaged
               -----------------------------
principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. The making of the Advances and the use of the proceeds thereof will not violate Regulations G, U or X of the Board of Governors of the Federal Reserve System.

     4.21.     Investment Company; Public Utility Holding Company.  The Borrower
               --------------------------------------------------
is not an "investment company" or a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.22.     Personal  Holding  Company;  Subchapter S.  The Borrower is not a
               -----------------------------------------
"personal holding company" as defined in Section 542 of the Code. The Borrower is not a "Subchapter S" corporation within the meaning of the Code.

     4.23.     ERISA.  (i)  With  respect  to any Plan, to Borrower's knowledge,
               -----
there is no Reportable Event currently under consideration by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan, (ii) no Plan has been terminated, (iii) no trustee has been appointed by any United States District Court to administer any Plan, (iv) the PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee to administer any such Plan, (v) neither Telscape, the Borrower, nor any Significant Subsidiary has withdrawn, completely or partially, from any Plan, and (vi) neither Telscape, the Borrower, nor any Significant Subsidiary has incurred secondary liability for withdrawal liability payments under any Plan.

     4.24.     Environmental  Warranties.  Telscape,  the  Borrower,  and  each
               -------------------------
Subsidiary is in compliance with all Environmental Laws applicable to Telscape, the Borrower, or any Subsidiary, or its business or to the real or personal property owned, leased or operated by Telscape, the Borrower, or any Subsidiary. None of Telscape, the Borrower, or any Subsidiary has received notice of, nor is aware of, any violations or alleged violations, or any liability or asserted liability, under any such Environmental Laws, with respect to Telscape, the Borrower, any Subsidiary, or their business or properties.

     4.25.     Security  Interests.  The  provisions  of  Article  3  hereof are
               -------------------                        ----------
effective to create in favor of Lender a legal, valid and enforceable Lien on or security interest in all of the Collateral, and, when the recordings and filings described on Schedule 4.25 hereto have been properly made in the public offices
              -------------
listed  on  said  Schedule  4.25,  this  Agreement  will  create  a  perfected
                  --------------
first-priority security interest in all right, title, estate and interest of Borrower in the Collateral, and subject to no other Liens, except for Permitted Encumbrances. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral will have been duly taken prior to the First Borrowing Date. The recordings and filings shown on said Schedule
                                                                        --------
4.25  are  all the actions necessary or advisable in order to establish, protect
---
and  perfect  the  interest  of  Lender  in  the  Collateral.

     4.26.     Place  of  Business.  The  chief  executive office of Borrower is
               -------------------
identified  on Schedule 4.26 hereto.  The Borrower's principal place of business
               -------------
in  the  state(s)  where the Equipment is located is identified on Schedule 4.26
                                                                   -------------
hereto. The Borrower's records concerning the Collateral are kept at one or all of these addresses.

     4.27.     Location of Collateral. The Collateral is and will be kept at the
               ----------------------
locations  identified  on Schedule 4.26 hereto or such other locations as may be
                          -------------
permitted  under  Section  8.04.
                  -------------

     4.28.     Clear  Title  To  Collateral.  The  Borrower is the sole owner of
               ----------------------------
each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens, claims or rights of others, except for the security interest granted herein to Lender and the other Permitted Encumbrances.

     4.29.     Assumed  Names.  Except as set forth on Schedule 4.29 hereto, the
               --------------                          -------------
Borrower does not conduct business under any assumed names or trade names and has not conducted business under any other names or any assumed names or trade names at any time prior to the date hereof.

     4.30.     Transactions  with  Affiliates.  No  Affiliate  and no officer or
               ------------------------------
director of Telscape, the Borrower, or any Subsidiary or any individual related by blood, marriage, adoption or otherwise to any such officer or director, or any Person in which any such officer, director or individual related thereto owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with Telscape, the Borrower, or any Subsidiary or has any material interest in any material property used by Telscape, the Borrower, or any Subsidiary, except as set forth on Schedule 4.30 hereto.
                                              --------------

     4.31.     Nortel  Purchase  Agreement.  The  Nortel  Purchase Agreement for
               ---------------------------
Nortel Equipment already acquired has been duly executed and delivered by the Borrower and Nortel; is in full force and effect; and a true, correct and complete copy thereof (including all annexes, attachments and amendments thereto) has been delivered to Lender, and there are no other side letters, waivers or other agreements affecting the terms thereof.


                        ARTICLE 5: CONDITIONS OF CLOSING
                        --------------------------------

     On or before the Closing Date, the following conditions shall have been satisfied:

     5.01.     Borrower's,  Telscape's  and the Other Guarantors' Certificate. A
               --------------------------------------------------------------
certificate of Telscape, the Borrower, and each Significant Subsidiary signed by a duly authorized Responsible Officer, certifying as to (i) true copies of Organizational Documents of Telscape, the Borrower, and each other Guarantor in effect on such date; (ii) true copies of all corporate action taken by Telscape, the Borrower, and each other Guarantor relative to this Agreement, the Note, and the other Loan Documents; (iii) the names, true signatures and incumbency of the Responsible Officers of Telscape, the Borrower, and each other Guarantor authorized to execute and deliver this Agreement, the Note, and the other Loan
Documents; as applicable (iv) a Certificate of Good Standing (or equivalent certificate) for Telscape, the Borrower, and each other Guarantor duly issued by the Secretary of State of each state in which Telscape, the Borrower, and each other Guarantor is organized and with respect to the Borrower in each state in which Collateral is located.

     5.02.     Opinions  of  Counsel.  Lender  shall have received the following
               ---------------------
opinions, all dated as of the Closing Date and in form and substance satisfactory to Lender:

          (a) A written opinion of counsel to Telscape, the Borrower, and each other Guarantor, substantially in the form of Exhibit C hereto;
                                                           ----------

          (b) A written opinion of regulatory counsel for Borrower and the Guarantors, substantially in the form of Exhibit D hereto; and
                                               ----------

     5.03.     Closing  Documents.  Lender  shall  have  received  the following
               ------------------
documents,  all  in  form  and  substance  satisfactory  to  Lender:

          (a)     Agreement.  This  Agreement,  duly  executed  by  Borrower;
                  ---------

          (b)     Note.  The  Note,  duly  executed  by  Borrower;
                  ----

          (c)     Financing Statements. All UCC-1 financing statements necessary
                  --------------------
to perfect the Liens granted hereby, each duly executed by Borrower, and duly recorded in all the offices identified on Schedule 4.25 hereto;
                                                 --------------

          (d)     Collateral  Assignment  of Purchase Agreement.  The Collateral
                  ---------------------------------------------
Assignment of Purchase Agreement, duly executed by the Borrower, and the consent to Collateral Assignment of Purchase Agreement, duly executed by Nortel;

          (e)     Insurance.  Policies and certificates of insurance required by
                  ---------
Section  7.07,  accompanied by evidence of the payment of the premiums therefor;
-------------

          (f)     Financial  Statements.  The  financial statements described in
                  ---------------------
Section  4.08  hereof;
-------------

          (g)     [INTENTIONALLY  OMITTED].
                  ------------------------

          (h)     Certificate of Financial Condition. A Certificate of Financial
                  ----------------------------------
Condition,  duly executed by a Responsible Officer of Telscape and the Borrower.

          (i)     Pre-Closing  Lien  Searches.  Lien  searches  from  all
                  ---------------------------
jurisdictions reasonably determined by Lender to be appropriate, effective as of a date reasonably close to the Closing Date, reflecting no other Liens (other than Permitted Encumbrances) on any of the Collateral.

          (j)     Guaranty  Agreements.  A  Guaranty Agreement, duly executed by
                  --------------------
Telscape  and  each  Significant  Subsidiary  which  is  a  Domestic Subsidiary.

                        ARTICLE 6: CONDITIONS OF LENDING
                        --------------------------------

     6.01.     Conditions  for Initial Advance. On or before the First Borrowing
               -------------------------------
Date,  the  following  conditions  shall have been met to Lender's satisfaction:

          (a)     Post-Closing  Lien  Searches.  Lender  shall  have  received
                  ----------------------------
satisfactory results of Lien searches in all jurisdictions reasonably determined by Lender to be appropriate, reflecting the filing of financing statements in favor of Lender pursuant hereto and no other Liens other than Permitted Encumbrances.

          (b)     Required  Consents.  Lender  shall  have received satisfactory
                  ------------------
evidence  of  Borrower's  obtaining  the  Required  Consents.

     6.02.     Conditions for All Advances. The obligation of Lender to make any
               ---------------------------
Advance hereunder is subject to Borrower's performance of its obligations hereunder on or before the date of such Advance and to the satisfaction of the following further conditions on or before the Borrowing Date for any Advance, including the first Advance:

          (a)     Filings,  Registrations  and  Recordings.  Any  financing
                  ----------------------------------------
statements or other recordings required hereunder shall have been properly filed, registered or recorded in each office in each jurisdiction required in order to create in favor of Lender a perfected first-priority Lien on the Collateral, subject to no other Lien (other than Permitted Encumbrances); Lender shall have received acknowledgment copies of all such filings, registrations and recordings stamped by the appropriate filing officer; and Lender shall have received results of searches of such filing offices and satisfactory evidence that any other Liens (other than Permitted Encumbrances) on the Collateral have been duly released and that all necessary filing fees, recording fees, taxes and other expenses related to such filings, registrations and recordings have been paid in full.

          (b)     Borrowing  Certificate.  Lender  shall  have  received  a duly
                  ----------------------
executed  Borrowing  Certificate  in the form of Exhibit B, including a detailed
                                                 ---------
itemization of all costs of goods and services to be paid with the proceeds of the Advance and accompanied by supporting documentation satisfactory to Lender.

          (c)     Reporting  Requirements.  Borrower  shall have provided Lender
                  -----------------------
with  all  relevant  reports  and  information  required under Article 7 hereof.
                                                               ---------

          (d)     No Regulatory Event. No Regulatory Event (in either Borrower's
                  -------------------
or Lender's reasonable determination) shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

          (e)     No Default or Event of Default. No Default or Event of Default
                  ------------------------------
shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

          (f)     No  Material  Adverse Change. No Material Adverse Change shall
                  ----------------------------
have occurred or would occur after giving effect to such Advance since the date of the last financial statements delivered to Lender pursuant to Section 4.08 or
                                                                 ------------
7.01  hereof.
----

          (g)     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties  contained in Article 4 hereof shall be true in all material respects
                         ---------
on  and  as  of  the  date  of  each  such  Advance  hereunder.

          (h)     Lender's  Expenses.  All  closing  costs  and  other  Lender's
                  ------------------
Expenses shall have been paid in full (or shall be paid first from such Advance as provided in Section 2.03 hereof).
                  -------------

          (i)     Opinions.  Lender  shall  have  received  from  Borrower  such
                  --------
opinions of counsel for Borrower as may be reasonably acceptable to Lender in form and substance with respect to the perfection of the Liens created by the Security Documents in each jurisdiction where Collateral is located or to be located.

          (j)     Details,  Proceedings  and  Documents.  All  legal details and
                  -------------------------------------
proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory to Lender, and Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to Lender, as Lender may from time to time request.

          (k)     Consents. Lender shall have received Consents duly executed by
                  --------
all  parties  and  in  form  satisfactory  to  Lender.

          (l)     Fees.  Lender  shall  have  received  the  fee(s) described in
                  ----
Section  2.09  hereof.
-------------

          (m)     Purchase Agreements. Lender shall have received a copy of each
                  -------------------
executed Nortel Purchase Agreement and/or Vendor Purchase Agreement with respect to which proceeds of an Advance shall be used to acquire Nortel Equipment or other Equipment, and Lender shall have reviewed and approved the Equipment to be acquired with proceeds of an Advance, together with the collateral assignment and consent specified in Section 3.10 of this Agreement.
                             -------------

          (n)     Post-Closing  Items.  The  post-closing  items  described  on
                  -------------------
Schedule  6.02  hereto, if any, shall have been completed in the time permitted,
--------------
and  Borrower  shall  have  provided  Lender with satisfactory evidence thereof.

     6.03.     Affirmation  of  Representations  and  Warranties.  Any Borrowing
               -------------------------------------------------
Certificate or other request for any Advance hereunder shall constitute a representation and warranty that (a) the representations and warranties contained in Article 4 hereof are true and correct in all material respects on
               ---------
and as of the date of such request with the same effect as though made on and as of the date of such request and (b) on the date of such request, no Default or Event of Default has occurred and is continuing, exists, or will occur or exist after giving effect to such Advance (for this purpose such Advance being deemed to have been made on the date of such request). Failure of Lender to receive notice from Borrower to the contrary before such Advance is made shall constitute a further representation and warranty by Borrower that (x) the representations and warranties of Borrower contained in the first sentence of this Section 6.03 are true and correct on and as of the date of such Advance
      -------------
with  the  same  effect as though made on and as of the date of such Advance and
(y) on the date of the Advance, no Default or Event of Default has occurred and is continuing, exists or will occur or exist after giving effect to such Advance.

     6.04.     Deadline  for Funding Conditions. Lender shall have no obligation
               --------------------------------
to  make  any Advances hereunder if all of the conditions set forth in Article 5
                                                                       ---------
and  in  Sections  6.01  and  6.02 hereof have not been fully satisfied, and the
         -------------------------
first Advance made hereunder, within the period of 12 calendar months following the Closing Date.

                        ARTICLE 7: AFFIRMATIVE COVENANTS
                        --------------------------------

     Borrower hereby agrees that, as long as the commitment hereunder remains in effect, the Note remains outstanding or unpaid, or any other amount is owing to Lender hereunder or under any of the Loan Documents, Borrower shall keep and perform fully each and all of the following covenants:

     7.01.     Reporting  and  Information  Requirements.
               -----------------------------------------

          (a)     Annual Audit Reports. As soon as practicable, and in any event
                  --------------------
within 105 days after the close of each fiscal year of Telscape, Borrower shall furnish or cause to be furnished to Lender audited consolidated statements of income, cash flow, and retained earnings for Telscape for the preceding fiscal year and Telscape's consolidated balance sheet as of the close of the fiscal year, and notes to each, all in reasonable detail and setting forth in comparative form the corresponding figures for the preceding fiscal year, with such statements and balance sheet to be certified without qualification by independent certified public accountants of recognized regional or national standing selected by Telscape and reasonably satisfactory to Lender.

          (b)     Quarterly Reports. Within 50 days after the end of each fiscal
                  -----------------
quarter, the Borrower shall furnish to Lender (i) unaudited consolidated statements of income, cash flow, and retained earnings for Telscape for the preceding fiscal quarter and for the period from the beginning of Telscape's then current fiscal year to the end of the fiscal quarter, and an unaudited consolidated balance sheet of Telscape as of the end of the fiscal quarter, all in reasonable detail and certified by a Responsible Officer of Telscape as presenting fairly the financial position of Telscape as of the end of the fiscal quarter and the results of its operations and the changes in its financial position for fiscal quarter, in conformity with GAAP (except for accompanying notes thereto), subject to year-end audit adjustments, and (ii) upon Lender's request, an aging of accounts payable and accounts receivable.

          (c)     Consolidating  Financial  Statements.  As soon as practicable,
                  ------------------------------------
and in any event within 105 days after the close of each fiscal year of Telscape, Borrower shall furnish or cause to be furnished to Lender unaudited statements of income for the preceding fiscal year and unaudited balance sheets as of the close of the fiscal year for each Significant Subsidiary, together with a consolidating statement of income and balance relating to Telscape.

          (d)     Compliance  Certificates. Within 50 days after the end of each
                  ------------------------
Calendar Quarter, Borrower shall deliver to Lender a certificate dated as of the end of such Calendar Quarter, signed on behalf of Borrower and Telscape by a Responsible Officer of Borrower and Telscape (i) stating that as of the date thereof no Event of Default has occurred and is continuing or exists or, if an Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by Borrower; (ii) stating that the signer has personally reviewed this Agreement and the Guaranty Agreements and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate; and (iii) calculating and certifying Telscape's compliance with the financial covenants set forth in Section 7.15 hereof.
                -------------

          (e)     Accountants'  Certificate.  Each set of audited statements and
                  -------------------------
balance sheets delivered pursuant to Section 7.01(a) hereof shall be accompanied
                                     ---------------
by a certificate or report dated the date of such statement and balance sheet by the accountants who certified such statements and balance sheet, stating in substance that they have reviewed this Agreement and that, in making the examination necessary for their certification of the statements and balance sheets, they did not become aware of any Default or, if they did become so aware, the certificate or report shall state the nature and period of existence thereof.

          (f)     Projections. If requested by Lender, Borrower shall deliver to
                  -----------
Lender within 30 days prior to the beginning of each fiscal year projections of the anticipated income, expenses, cash flow, assets and liabilities for Telscape for each month of that year, prepared in good faith and in a manner and format consistent with other financial statements provided by Borrower and Telscape to Lender. The Borrower shall cause the projections to present fairly the anticipated financial condition of Telscape and shall be certified by a Responsible Officer of Telscape. Upon Lender's request, or following any material change in Telscape's financial condition or business, such reports shall be provided to Lender quarterly, within 30 days prior to the beginning of each Calendar Quarter.

          (g)     Other  Reports  and Information.  Promptly upon their becoming
                  -------------------------------
available to Telscape or the Borrower, the Borrower shall deliver to Lender copies of (i) all regular or special reports or effective registration statements which Telscape or the Borrower shall file with Governmental Authorities, the FCC or the PUC (or any successor thereto) or any securities exchange; (ii) financial statements, material reports, and other information distributed by Telscape or the Borrower to its creditors or the financial community in general; and (iii) all press releases issued by or concerning Telscape, the Borrower, or the System.

          (h)     Further  Information.  The  Borrower  will promptly furnish to
                  --------------------
Lender such other information (including any report by independent auditors) in such form as Lender may reasonably request.

     7.02.     Other  Notices.  Promptly  upon a Responsible Officer of Borrower
               --------------
becoming aware of any of the following, Borrower shall give Lender notice thereof, together with a written statement of a Responsible Officer of Borrower setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Borrower:

          (a)     a  Default  or  Event  of  Default;

          (b)     any  Material  Adverse  Change;

          (c) a default or breach by Telscape, the Borrower, or any Subsidiary under any other contractual obligation to which it is a party or by which it or its properties is bound, if the consequences of such breach or default are material to the business, operations or financial condition of Telscape, the Borrower, or a Significant Subsidiary;

          (d) any event that Borrower reasonably determines would constitute a Regulatory Event;

          (e) the commencement, existence or threat of any proceeding by or before any Governmental Authority against Telscape, the Borrower, or any Subsidiary which, if adversely decided, would have a Material Adverse Effect;

          (f) Borrower's receipt of any notice of violation of, or liability under, any Environmental Laws affecting Telscape, the Borrower, any Significant Subsidiary, or any of its properties; or

          (g) any Change in Control or any material change in the management of Telscape, the Borrower, or any Significant Subsidiary.

     7.03.     Notice  of  Pension-Related  Events.  The Borrower shall promptly
               -----------------------------------
furnish Lender with written notice upon the receipt by Borrower or the administrator of any Plan of any notice, correspondence or other communication from the PBGC, the IRS, the Secretary of Treasury, the Department of Labor, or any other Person, as the case may be, relating to (i) any Reportable Event, (ii) any funding deficiency with respect to any Plan, (iii) any liability, either primary or secondary, with respect to complete or partial withdrawal from any Plan, (iv) proceedings to terminate any Plan, or (v) the appointment of a trustee for any Plan. Such notice shall be accompanied by any pertinent documents, including, but not limited to, the relevant notice, correspondence or other communication and a statement of a Responsible Officer of Borrower describing the event or the action taken and the reasons therefor.

     7.04.     Inspection  Rights.  The  Borrower  shall  upon  reasonable prior
               ------------------
written notice (but no less than 72 hours) permit Lender's employees to visit and inspect the Collateral; to examine the books and records of Telscape, the Borrower, and each Subsidiary and take copies and extracts therefrom; and to discuss their respective affairs with their officers, employees and independent engineers at such times and as often as Lender may reasonably request. The Borrower hereby authorizes such officers, employees and independent engineers to discuss with Lender the affairs of the Borrower.

     7.05.     Preservation  of  Corporate  Existence  and  Qualification.  The
               ----------------------------------------------------------
Borrower shall maintain its and each of its Subsidiary's existence, good standing, and rights in full force and effect in its jurisdiction of organization. The Borrower shall and shall have each of its Subsidiaries qualify to do business and remain qualified and in good standing and obtain all necessary authorizations to do business in each jurisdiction in which failure to receive or retain such would have a Material Adverse Effect.

     7.06.     Continuation of Business.  The Borrower shall continue to operate
               ------------------------
and maintain the System and shall acquire and maintain in full force and effect all rights, privileges, franchises and licenses necessary for the operation and maintenance of the System, including (without limitation) any license or authorization required by the FCC or any PUC.

     7.07.     Insurance.
               ---------

          (a) The Borrower shall provide and maintain or cause to be maintained at all times insurance in such forms and covering such risks and hazards relating to the Collateral and in such amounts and with an insurance corporation with a Best rating of "A" or above, licensed to do business in the states where the System and Borrower are located, as may be satisfactory to Lender, as shown on Schedule 7.07 hereto, and otherwise as may be required by
                       -------------
the  Security  Documents.

          (b) Borrower shall cause (i) all liability insurance policies relating to the Collateral to name Lender as an additional insured; (ii) all physical damage insurance policies to contain a lender's or mortgagee's loss payable provision acceptable to Lender with respect to the Collateral; (iii) all insurance policies relating to the Collateral to provide that no assignment, cancellation, modification, reduction in amount, or adverse change in coverage thereof shall be effective until at least 30 days after receipt by Lender of written notice thereof; (iv) all insurance policies to insure the interests of Lender with respect to the Collateral regardless of any breach of or violation by Borrower of any warranties, declarations or conditions contained therein; and
(v) all insurance policies relating to the Collateral to provide that Lender shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance. Lender shall be under no obligation to verify the adequacy or existence of any insurance coverage. Borrower shall furnish Lender copies of, or acceptable certificates with respect to, all such policies prior to the Closing Date and shall provide to Lender, at least 30 days prior to each policy expiration date, evidence of the insurance being maintained by Borrower in compliance with this Section 7.07(b). Certificates for insurance
                                     ---------------
required under subsection (i) above shall be in ACORD Form 27 (attached hereto at Schedule 7.07), and all certificates shall be satisfactory in form and
    --------------
substance  to  Lender.

          (c)     If  the  Collateral  is  partially  or  totally  damaged  or destroyed, Borrower shall give prompt notice to Lender, and all insurance proceeds relating to the Collateral, less the costs of collection thereof, shall be paid to or retained by Lender. Settlements, adjustments or compromises of any claims for loss, damage or destruction to the Collateral shall be made by Borrower and Lender as long as no Event of Default has occurred and is continuing, and otherwise shall be made solely by Lender. Borrower hereby authorizes and directs any affected insurance company to pay such proceeds directly to Lender and to rely on Lender's statement as to whether an Event of Default has occurred. Borrower shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. If no Default or Event of Default has occurred and is continuing on the date the Collateral is partially or totally damaged or destroyed, Lender shall make available to Borrower the proceeds of any physical damage insurance actually paid to Lender in respect of such damage or destruction of the Collateral (after deducting therefrom any sums retained by Lender in reimbursement for costs of collection) to pay the cost of restoration, and Borrower shall proceed promptly with the work of restoration of the Collateral and shall pursue the work of restoration diligently to completion. If any Default or Event of Default has occurred and is continuing either on the date of such damage or destruction or on the date such insurance proceeds are paid, or if any Default or Event of Default shall occur prior to completion of such work of restoration, then Lender, at its option, may apply such insurance proceeds in payment of any of the Obligations, in such order as Lender may elect in its sole discretion. Any insurance proceeds remaining after completion of work or restoration shall, at Lender's election, be applied in accordance with Section 2.04(c) hereof (but without prepayment
                                  ---------------
premium) or paid over to Borrower. Upon completion of any restoration, Borrower shall deliver to Lender a certificate stating that the restoration has been duly completed and accounting for the use of any insurance proceeds in such restoration.

     7.08.     Payment  of  Taxes,  Charges,  Claims  and  Current  Liabilities.
               ----------------------------------------------------------------
Borrower  shall  and  shall  cause each of its Subsidiaries to pay or discharge:

          (a) on or prior to the date on which penalties thereto accrue, all taxes, assessments and other government charges or levies imposed upon it or any of its properties or income (including such as may arise under Section 4062, Section 4063 or Section 4064 of ERISA, or any similar provision of law), except for filed extensions;

          (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, and other like persons which could result in creation of a Lien on the Collateral; and

          (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien on the Collateral (other than Permitted Encumbrances) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of Borrower or any of its Significant Subsidiaries in a case under Title 11 (Bankruptcy) of the United States Code, as amended, or in any insolvency proceeding or dissolution or winding-up involving Borrower or its Significant Subsidiary.

     Notwithstanding the foregoing, the Borrower and each Subsidiary shall be entitled (a) to contest or appeal the requirements of any Law or Governmental Authority or the payment of any tax, assessment, charge, levy or claim, or any judgment entered against the Borrower or any Subsidiary and (b) to be delinquent in the filing of the tax returns and payment of taxes as disclosed in Schedule
4.15  (collectively, in this Section 7.08, all such matters described in clauses
                             ------------
(a)  and (b) of this sentence are referred to as the "requirements"), as long as
                                                      ------------
(i) such requirements are being contested (or for the matters disclosed in Schedule 4.15, pursued) in good faith by appropriate proceedings diligently conducted; (ii) the Borrower and/or the Subsidiary has given Lender written notice of such requirements and the intent to contest them, with supporting reasons for such contest, before the addition of any interest or penalties
(except for the matters disclosed on Schedule 4.15) that may accrue on such requirements; (iii) the Borrower and/or the Subsidiary maintains adequate cash reserves and makes other appropriate provisions as may be required by GAAP to provide for any liability arising from such requirements; (iv) the contesting of, or failure to comply with, such requirements does not in any way jeopardize the Borrower's and each of its Subsidiaries' ability or authority to operate all or any part of the Collateral or the continuing priority of Lender's security interests in the Collateral; (vi) the contesting of, or failure to comply with, such requirements does not have a Material Adverse Effect; and (vii) any foreclosure, attachment, execution, sale or similar proceeding against the Borrower, the Subsidiary, or any of their properties in connection with any such requirements is duly stayed by posting of a bond or security deposit or by other action sufficient under applicable law to stay such foreclosure, attachment, execution, sale or other proceedings.

     7.09.     Financial  Accounting  Practices.  The  Borrower  shall and shall
               --------------------------------
cause its Subsidiaries to make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     7.10.     Compliance  with  Laws. Borrower shall comply and shall have each
               ----------------------
of its Subsidiaries comply in all respects with all Laws applicable to the Borrower and such Subsidiary provided that Borrower shall not be deemed to be in violation of this Section 7.10 as a result of any failure to comply which would
                   ------------
not result in any liability or exposure to Lender or any fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would materially affect the business, operations or financial condition of the Borrower or the Subsidiary or the ability of the Borrower or any Significant Subsidiary to perform its obligations under this Agreement, the Note, or a Guaranty Agreement.

     7.11.     Use of Proceeds.  The Borrower shall use the proceeds of Advances
               ---------------
hereunder  only  as  set  forth  in  Section  2.01  hereof.
                                     -------------

     7.12.     Government  Authorizations;  Regulatory Authorizations, Etc.  The
               -----------------------------------------------------------
Borrower shall and shall have each of its Subsidiaries at all times obtain and maintain in force all Regulatory Authorizations and all other authorizations, permits, consents, approvals, licenses, exemptions and other actions by, and all registrations, qualifications, designations, declarations and other filings with, any Governmental Authority necessary in connection with execution and delivery of this Agreement, the Note, the Guaranty Agreements, the consummation of the transactions herein or therein contemplated, the performance of or compliance with the terms and conditions hereof or thereof, or to ensure the legality, validity and enforceability hereof or thereof.

     7.13.     Contracts and Franchises.  The Borrower shall and shall have each
               ------------------------
of its Subsidiaries comply with all agreements or instruments to which it is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound and shall maintain any and all franchises it may have or hereafter acquire, provided that the Borrower shall not be deemed to be in violation  of  this  Section  7.13 as a result of any failure to comply with any
                     -------------
agreement  if  such  failure  would  not  have  Material  Adverse  Effect.

     7.14.     Consents.  The  Borrower  shall  obtain such Landlord's Consents,
               --------
and other third party consents as Lender shall reasonably request to protect its Liens and its access to the Collateral.

     7.15.     Financial  Covenants.  The  Borrower shall cause Telscape and the
               --------------------
Subsidiaries  to  comply with the financial covenants set forth on Schedule 7.15
                                                                   -------------
hereto.

     7.16.     Construction  and  Storage. The Collateral shall be installed and
               --------------------------
equipped in full compliance with the Requirements of Law affecting the Collateral, except to the extent a failure to so comply would not have a Material Adverse Effect on the construction or operation of the Collateral. All Equipment financed with the proceeds of the Loans shall be safeguarded and stored until installed in appropriate storage facilities owned or leased by the Borrower. In the event of any cessation of construction for more than 15 successive calendar days, the Borrower shall make adequate provision, reasonably acceptable to Lender, for the protection of all materials stored on site against deterioration, loss or damage.

     7.17.     Upgrade  of  Equipment.  The  Borrower  shall update the Software
               ----------------------
used in the Equipment within two releases of the most current batch change supplement release. The Borrower shall maintain the Equipment in good working order in accordance with established maintenance procedures such that the Equipment performs to published specifications and shall upgrade its functionality to include batch change supplements releases generally available to customers of Nortel or the applicable Vendor, as the case may be, and batch change supplements upgrades included in the original purchase price of the Purchase Agreement in the form in effect on the date of the Closing Date.

     7.18.     Further  Assurances  -  Guarantors.  (a)     If and to the extent
               ----------------------------------
requested by the Lender from time to time, execute and deliver such documents and take such other action, and cause each of its Subsidiaries to execute and deliver such documents and take such other action, as may be necessary or reasonably requested by the Lender, in order to assure and confirm that all obligations under this Agreement, the Note or any of the other Loan Documents are at all times guaranteed on terms satisfactory to Lender by Guaranties as required by Section 3.09.

          (b) Promptly upon the designation by the Borrower or one of its Domestic Subsidiaries as a Subsidiary, within 10 days thereafter, the Borrower will cause such Subsidiary to enter into a Guaranty and will deliver to the Lender, upon the request of the Lender in its sole discretion, a signed copy of a favorable opinion of counsel for the Subsidiary as to such Guaranty and related documents inform and substance satisfactory to Lender.


                          ARTICLE 8: NEGATIVE COVENANTS
                          -----------------------------

     Borrower hereby agrees that, as long as the Commitment hereunder remains in effect, the Note remains outstanding and unpaid, or any other amount is owing to Lender hereunder or under any of the Loan Documents, the Borrower shall not and shall allow not any of its Subsidiaries directly or indirectly to do or permit to exist any of the following without prior written consent of Lender:

     8.01.     Restrictions  on Indebtedness, Liens and Sale of Collateral.  (a)
               -----------------------------------------------------------
Create, incur, assume or suffer to exist at any one time any Indebtedness in excess of $50,000 in the aggregate, except for (i) Indebtedness incurred by Borrower or any of its Subsidiaries in the ordinary course of business so long as immediately before, and after giving effect to, the incurrence of such Indebtedness, (1) Telscape is in compliance with the financial covenants set forth on Schedule 7.15 hereto, and (2) no Default or Event of Default hereunder
          -------------
shall have occurred and be continuing at the time of, or as a result from, the incurrence of such Indebtedness, (ii) trade payables incurred in the ordinary course of business, (iii) any Indebtedness set forth on Schedule 8.01 hereto, so
                                                        -------------
long as the amount of such scheduled indebtedness does not exceed the amount outstanding on the Closing Date, as set forth on Schedule 8.01, and (iv) any
                                                     -------------
Loans under the Lucent Credit Agreement; or (b) create or suffer to exist any Lien on the Collateral, or any part thereof, whether superior or subordinate to the Lien of the Security Documents, or assign, or any other assets or property of Borrower or any Subsidiary, or convey, sell or otherwise dispose of or encumber its interest in the Collateral, or any part thereof (including, without limitation, execution of any lease), nor permit any such action to be taken, except for the following permitted dispositions and encumbrances (the "Permitted
                                                                       ---------
Encumbrances"):  (i)  the Lien created hereby; (ii) Liens for taxes not yet due,
------------
or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iii) carriers', warehousemen's,
                  -------------
mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are overdue for a period not longer than 30 days or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iv) pledges or liens not on the
                      -------------
Collateral in connection with workers' compensation, unemployment insurance and other social security legislation; (v) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vi) easements, rights-of-way, restrictions and other similar encumbrances that are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or the applicable Subsidiary; (vii) judgment liens which may not be on any of the Collateral with respect to which execution has been stayed within 10 days by appropriate judicial proceedings and the posting of adequate security which may not be any of the Collateral; and (viii) specific liens, if any, identified on Schedule 8.01 hereto. Any of the foregoing Liens
                                -------------
shall remain "Permitted Encumbrances" as long as they are being contested, if applicable, by the Borrower or its Subsidiary in compliance with Section 7.08
                                                                    ------------
hereof.

     8.02.     Limitation  on  Contingent  Obligations.  Agree  to,  or  assume,
               ---------------------------------------
guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any Contingent Obligation except for those created or contemplated by the Loan Documents.

     8.03.     Prohibition  of  Mergers,  Acquisitions, Name, Office or Business
               -----------------------------------------------------------------
Changes,  Etc.
-------------

          (a)     Enter  into  any  merger,  consolidation  or  amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except for the following (a "Permitted Transaction") if immediately after giving effect thereto no Default or Event of Default would exist and be continuing hereunder: (i) any Subsidiary of Telscape may be merged or consolidated with or into Telscape (provided that Telscape shall be the continuing or surviving corporation) or with or into any one or more Subsidiaries of Telscape or with or into another Person (provided that the Subsidiary of Telscape shall be the continuing or surviving corporation, and shall remain a Subsidiary of Telscape), (ii) any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Subsidiary of the Borrower so long as the effect of such sale, lease, transfer or other disposition will not dilute such assets without proper consideration; and (iii) the Borrower or any Subsidiary of the Borrower may be merged or consolidated with or into another Person provided that Borrower or such Subsidiary shall be the continuing or surviving corporation and in either case a Subsidiary of Telscape, provided, however, in each Permitted Transaction
                                -----------------
involving a Subsidiary which is a Guarantor the surviving (if not already a Guarantor) or transferee entity (if not already a Guarantor) must execute as a condition to the consummation of the Permitted Transaction such documents as requested by Lender to evidence its assumptions of the Subsidiary's obligations under its Guaranty and deliver such other certificates and opinions as Lender may reasonably require.

          (b) Without the consent of the Lender, sell, assign, transfer or otherwise dispose of any Capital Stock of any Subsidiary; or, without the consent of the Lender, which shall not be unreasonably withheld, otherwise issue and sell any Capital Stock or beneficial interest therein (including, without limitation, preferred stock) of any Subsidiary where such issuance and sale would result in any Persons (other than Telscape or any Significant Subsidiary) holding in the aggregate in excess of five percent of such Subsidiary.

          (c) Change its name or corporate structure without giving Lender at least 30 days advance written notice of such change, and previously ensuring that any steps that Lender may deem necessary to continue the perfection and priority of Lender's security interests in the Collateral shall have been taken.

          (d) Change its fiscal year end from December 31, except with the prior written consent of Lender, which consent shall not be unreasonably withheld.

          (e) Amend, restate or otherwise modify, or violate any terms of, its Organizational Documents in a manner adverse to Lender without the prior written consent of Lender.

          (f) Become or agree to become a general or limited partner in any general or limited partnership, or a member in a limited liability company or a joint venturer in any joint venture, except that the Borrower or Subsidiary may become so involved in the aforementioned types of entities if such entity is, or thereupon becomes, a Subsidiary of the Borrower.

          (g) Without the consent of the Lender, amend, modify or supplement a material term of (a) a Contractual Obligation in connection with the construction, operation, ownership and maintenance of the Network or the business derived from the Network, or (b) any other Contractual Obligation, the amendment or modification of which could reasonably be expected to have a Material Adverse Effect..

          (h) Engage in any business other than the business of Telecommunications and businesses which are related thereto.

     8.04.     Termination  of  Nortel  Purchase  Agreement. Fail to satisfy its
               --------------------------------------------
purchase obligations under a Purchase Agreement prior to the completion of the installation of the subject Equipment or terminate any Purchase Agreement prior to the completion of the installation of the subject Equipment.

     8.05.     Removal  of  Collateral.  Remove  or  permit  the  removal of any
               -----------------------
material  part of the Collateral from the locations identified on Schedule 4.25,
                                                                  -------------
without giving Lender 30 days prior written notice of such move and ensuring that any steps Lender may deem necessary to continue the perfection and priority of Lender's security interest in the Collateral shall have been taken.

     8.06.     Assumed  Names.  Transact or engage in business under any assumed
               --------------
name,  fictitious  name,  tradestyle  or  "d/b/a"  except  those  identified  on
Schedule  4.29,  without  giving  Lender at least 30 days' prior written notice.
--------------

     8.07     Limitation  on  Investments,  Advances  and  Loans.     Make  any
              --------------------------------------------------
advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in any Person (an "Investment"), except:
 ----------

          (a) extensions of trade credit and endorsements of negotiable instruments and other documents in the ordinary course of business;

          (b)  Investments  in  Cash  Equivalents;

          (c) Investments by Borrower or any Subsidiary in Telscape or any Subsidiary of Telscape;

          (d) loans to officers, directors and employees of the Borrower, Telscape and their Subsidiaries where cash paid out to such officers, directors, and employees shall not exceed in the aggregate $500,000 outstanding at any one time;

          (e) Investment in Telecommunications companies in an amount not to exceed $10,000,000 per annum; and

          (f)  acquisitions  of  Telecommunications  equipment.

     8.08     Limitation on Equity Payments. Declare or make, or agree to pay or
              -----------------------------
make, directly or indirectly, any Restricted Payment (or incur any obligation to do so), except (a) each of the Subsidiary may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends to their shareholders with respect to their Capital Stock ratably to Telscape, each Subsidiary and other Person then holding Capital Stock of such Subsidiary (based on the ownership interest of each such shareholder at such time without regard to class), (c) Subsidiaries may make payments to their shareholders on account of the redemption of their Capital Stock ratably to Telscape, each Subsidiary and other Person then holding Capital Stock of such Subsidiary (based on the ownership interest of each such shareholder at such time without regard to class), (d) Subsidiaries may declare and pay dividends to each other and to Telscape with respect to their Capital Stock, or (e) Telscape may declare and pay Permitted Preferred Cash Dividends; provided that any Restricted Payment otherwise
                             --------
permitted pursuant to this Section shall not be permitted unless the Borrower shall have delivered or caused to be delivered the Lender, prior to such Restricted Payment, a certificate signed by a Responsible Officer setting forth the amount of such Restricted Payment and certifying that all conditions to such Restricted Payment are satisfied.

     8.09     Capital  Expenditures.  Directly  or  indirectly make or commit to
              ---------------------
make any expenditure in respect of the purchase or other acquisition (including installment purchases or capital leases) of fixed or capital assets in excess of an aggregate of $1 million during each 12-month period during the term of this Agreement, other than (for so long as such expenditures do not violate Schedule
                                                                        --------
7.15) (i) replacements and maintenance properly charged to current operations or
----
(ii)  expenditures  in  accordance  with  the  Business  Plan.

     8.10     Limitation on Leases. Except as otherwise permitted under Sections
              --------------------                                      --------
8.01  or  8.08,  enter  into  any  agreement,  or  be or become liable under any
----      ----
agreement, not in existence as of the date hereof and reflected on Telscape's consolidated financial statements, for the lease, hire or use of any real or personal property in excess of $500,000 in the aggregate, including, without limitation, capital or operating leases, except that the Borrower or its Subsidiaries may, in the ordinary course of business and on term standard in the industry, enter into leases or agreements (i) for the use of real property for the System or sales offices; (ii) for office space, office equipment, vehicles or tools; and (iii) for the location and storage of the Collateral.

     8.11     Transactions  with Affiliates. Except as permitted by Section 8.07
              -----------------------------                         ------------
or as described in Schedule 4.30 hereto, enter into any transactions, including,
                   -------------
without limitation, any loans or advances, any repayment of loans or advances, or the purchase, sale or exchange of property or the rendering of any services, with any Affiliate; or otherwise pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by, any Affiliate.

     8.12     Infrastructure  Build  Out.  Commit  to  build  or  construct
              --------------------------
telecommunications infrastructure in any city other than Atlanta (Georgia), Los Angeles (California), Houston (Texas), Miami (Florida), or San Diego (California); provided however, that Borrower or any Subsidiary of Borrower may commit to build out or construct telecommunications infrastructure in any of the Additional Approved Cities, in each case (a) as contemplated in and consistent with, the Approved Build-Out Plan and for each such Additional Approved City, subject to delivery to the Lender, at least three (3) months prior to entering into any such commitment or commencing any such build-out, of a fully funded plan (including evidence showing that Borrower or such Subsidiary has obtained all financing required or contemplated by the Approved Build-Out Plan) for such city in connection with such Additional Approved City, all to the reasonable satisfaction of the Lender, and (b) only for so long as and to the extent that, at the time of any such commitment and after giving effect thereto, no Default or Event of Default has occurred and is continuing, and, with respect to each of the financial covenants set forth in Article VII (i) Telscape was in full compliance therewith as of the most recent date such financial covenant was (or is being) measured, without requiring any waiver thereof or amendment thereto to enable such compliance, and (ii) no Default or Event of Default could reasonably be expected to exist as of the next date on which such financial covenant is to be measured

     8.13     Restrictions  on  Dividends  and  Related Transactions.  Create or
              ------------------------------------------------------
otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of Telscape (i) to pay dividends or make any other distributions on or in respect of its capital stock; (ii) to make loans or advances, or to pay any Indebtedness or other obligation owed, to Telscape, Borrower or any Subsidiary of Telscape; or (iii) to transfer any of its property or assets to Telscape, Borrower or any Subsidiary of Telscape, except for encumbrances or restrictions existing under or by reason of: (1) this Agreement; (2) applicable law, (3) customary non-assignment provisions with respect to any contract or any lease governing a leasehold interest of a Subsidiary, or (4) under agreements listed on Schedule 8.13.
                                                     --------------

     8.14     Limitation  on  Sale  of  Collateral.  Without  the consent of the
              ------------------------------------
Lender, sell, assign (by operation of law or otherwise), lease, transfer or otherwise dispose of, or grant any option with respect to, any of its assets, except that Telscape and its Subsidiaries may (a) sell inventory or obsolete or unnecessary equipment not constituting Collateral, in each case in the ordinary course of business; and (b) make other sales or dispositions of assets (other than Collateral or the Capital Stock of any Subsidiary) if all of the following conditions are met: (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $250,000 and the aggregate market value of assets sold or otherwise disposed of in any fiscal year does not exceed $1,500,000; (ii) the consideration received is at least equal to the fair market value of such assets; (iii) the Net Proceeds of such asset sale or other disposition are applied to the obligations under the Lucent Credit Agreement or are used to acquire replacement property, in each case as set forth in Section 2.8(b)(iii) of the Lucent Credit Agreement; and (iv) no Default shall then exist or result from such sale or other disposition.


                    ARTICLE 9: EVENTS OF DEFAULT AND REMEDIES
                    -----------------------------------------

     9.01.     Events  of Default. An Event of Default shall mean the occurrence
               ------------------
or existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of Law):

          (a)     Payment  Default. If Borrower fails to pay any sum, whether of
                  ----------------
principal or interest on the Note or any prepayment premiums, or any other amount due hereunder or under the Note within three business days after written notice from Lender that such amount became due;

          (b)     False  Statement. If any statement, representation or warranty
                  ----------------
made by Telscape, the Borrower, or any Guarantor in any Loan Document or made in any financial statement, certificate, report, exhibit or document furnished to Lender pursuant to any Loan Document, proves to have been untrue, incomplete, false or misleading in any material respect as of the time when made (including any omission of material information necessary to make such representation, warranty or statement not misleading), (i) such untruth, falsity, misleading statement, or omission shall not have been corrected or remedied to the satisfaction of Lender within 10 calendar days after the earlier of Telscape's, the Borrower's, or the Guarantor's knowledge thereof or receipt of written notice thereof from Lender and (ii) the Lender relied on such untruth, falsity, misleading statement, or omission to its detriment;

          (c)     Covenant Defaults. If the Borrower defaults in the performance
                  -----------------
or observance of any covenant or agreement in this Agreement, and such default continues for a period of 30 calendar days after the earlier of Borrower's knowledge thereof or receipt of written notice from Lender thereof, except for specific Defaults listed elsewhere in this Section 9.01, as to which no notice
                                             ------------
or  cure  period  shall  apply  unless  specified;

          (d)     Failure  of  Conditions.  If  the  Borrower  fails to meet any
                  -----------------------
condition  of lending under Article 6 hereof and such condition is not waived by
                            ---------
Lender;

          (e)     Undischarged  Judgments.  If  one  or  more  judgments for the
                  -----------------------
payment of money has been entered against Telscape, the Borrower, or any Subsidiary in an amount in excess of $500,000, and such judgment or judgments have remained undischarged and unstayed for a period of 30 calendar days, unless the validity thereof is contested in compliance with Section 7.08 hereof;
                                                            ------------

          (f)     Attachments,  etc.  If  a  writ  or  warrant  of  attachment,
                  -----------------
garnishment, execution, distraint or similar process has been issued against Telscape, the Borrower, any Subsidiary, or any of their properties which has remained undischarged and unstayed for a period of 30 consecutive days and is not being contested in compliance with Section 7.08 hereof;
                                             -------------

          (g)     Default  Under  Third Party Agreements. If a default, or event
                  --------------------------------------
or condition which with notice or lapse of time or both would become a default, occurs that gives the creditor the right to accelerate in respect of any other obligation of Telscape, the Borrower or any Subsidiary for borrowed money (including lease obligations) in the amount of $500,000 in the aggregate, or under any two or more such other obligations of any amount;

          (h)     Dissolution; Discontinuance of Business, Etc. If Telscape, the
                  --------------------------------------------
Borrower, or any Guarantor discontinues its usual business, dissolves, has its Organizational Document revoked, winds up or liquidates itself or its business;

          (i)     Involuntary  Bankruptcy  or  Receivership  Proceedings.  If  a
                  ------------------------------------------------------
receiver, custodian, liquidator, or trustee of Telscape, the Borrower, any Subsidiaries, or of any of their property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or an order is entered adjudicating Telscape, the Borrower, or any Subsidiary as bankrupt or insolvent; or any of the property of Telscape, the Borrower or any Subsidiary is sequestered by court order; or a petition is filed against Telscape, the Borrower, or any Subsidiary under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or receivership law of any jurisdiction, whether now or hereafter in effect;

          (j)     Voluntary  Bankruptcy.  If  Telscape,  the  Borrower,  or  any
                  ---------------------
Subsidiary takes affirmative steps to prepare to file, or files, a petition in voluntary bankruptcy or to seek relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law;

          (k)     Assignments  for  Benefit of Creditors, Etc.  If Telscape, the
                  -------------------------------------------
Borrower, or any Subsidiary makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of itself or of all or any part of its properties;

          (l)     Non-compliance  with  Governmental Requirements.  If Telscape,
                  -----------------------------------------------
the Borrower, or any Significant Subsidiary fails to comply with any requirement of any Governmental Authority within 10 calendar days after notice in writing of such requirement shall have been given to Telscape, the Borrower, or the Significant Subsidiary by such Governmental Authority, or such longer period of time permitted Telscape, the Borrower, or the Significant Subsidiary by such Governmental Authority;

          (m)     Regulatory Authorizations.  If any Regulatory Authorization in
                  -------------------------
connection with this Agreement or any other Loan Document or any such Regulatory Authorization now or hereafter necessary or advisable to make this Agreement or the other Loan Documents legal, valid, enforceable and admissible in evidence or to permit Telscape, the Borrower, or any Significant Subsidiary to conduct its business is not obtained or has ceased to be in full force and effect or has been modified or amended or has been held to be illegal or invalid or is revoked or terminated, and is not being contested by Telscape, the Borrower, or the Significant Subsidiary in compliance with Section 7.08 hereof and Lender has
                                              ------------
reasonably determined in good faith (which determination shall be conclusive) that such event or occurrence may have a Material Adverse Effect or a material adverse effect on Lender's rights under this Agreement or any other Loan Documents;

          (n)     Damage  or Destruction. If the proceeds of any physical damage
                  ----------------------
insurance actually paid in respect of the partial or total damage or destruction of the Collateral are insufficient to cover the cost of the restoration thereof or if Lender determines that such damage or destruction is so extensive that repair or restoration cannot be expected within a time period short enough to prevent a Material Adverse Effect;

          (o)     Consents.  If  Borrower  fails to provide any Consent required
                  --------
hereunder and Lender determines in its sole and reasonable discretion that such failure results in a material impairment of Lender's security for the Loans;

          (p)     Change  in  Control.  If  any  Change  in Control should occur
                  -------------------
without Lender's prior written consent, which may be withheld in Lender's sole and absolute discretion;

          (q)     ERISA  Defaults.  If,  with respect to any Plan, (i) there has
                  ---------------
occurred a Reportable Event being considered by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan; (ii) a Plan has been terminated; (iii) a trustee has been appointed by a United States District Court to administer a Plan; (iv) a PBGC or any other person has instituted proceedings to terminate a Plan or to appoint a trustee to administer any such Plan; (v) either Telscape, the Borrower, any Significant Subsidiary, or any Affiliate has withdrawn, completely or partially, from any Plan; (vi) either Telscape, the Borrower, any Significant Subsidiary, or any Affiliate has incurred secondary liability for withdrawal liability payments under any Plan; or (vii) a Plan has failed to meet the minimum funding standards established under the Code or ERISA;

          (r)     Defaults  Under  Other  Loan  Documents.  If  any  default,
                  ---------------------------------------
misrepresentation or breach should occur under any Security Document or other Loan Document and is not cured or waived within the time permitted therein, or any such Loan Documents should cease to be in full force and effect, or any party thereto should assert any unenforceability of, or deny liability on, or admit inability to perform under, any such Loan Document; or

          (s)     Repudiation  of  Guaranty.  Any  guaranty or any subordination
                  -------------------------
agreement required or delivered in connection with this Agreement is breached or becomes ineffective, or any guarantor, or subordinating creditor, disavows its obligations under the guaranty or subordination agreement, as the case may be.

          (t)     Sale of Guarantor.  Any Guarantor (other than Telscape) ceases
                  ------------------
to  be  a  Subsidiary  of  Telscape.

     9.02.     Consequences  of  an  Event  of  Default. If any Event of Default
               ----------------------------------------
shall occur and be continuing or shall exist, Lender shall be under no further obligation to make Advances hereunder, any remaining commitment hereunder shall immediately terminate, with no further notice, and Lender may, by notice to
Borrower, declare the unpaid principal amount of the Note, interest accrued thereon and all other amounts owing by Borrower hereunder or under the Note to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such consequences shall occur automatically upon the occurrence of an Event of Default under Section 9.01 (h), (i), (j) or
                                                   -----------------------------
(k),  without  any notice or demand. Upon the occurrence of an Event of Default,
---
Lender may, in its sole discretion, exercise any and all remedies available to it under this Article 9 or under any of the Loan Documents or under applicable
                ---------
law  without  further  notice  or  period  of  grace  or  opportunity  to  cure.

     9.03.     Exercise  of Rights. Subject to any requirements for FCC or other
               -------------------
governmental approval upon the occurrence of any Event of Default, the rights, powers and privileges provided in this section and all other remedies available to Lender under this Agreement or by statute or by rule of law may be exercised by Lender at any time from time to time, whether or not the Obligations shall be due and payable and whether or not Lender shall have instituted any foreclosure or other action for the enforcement of this Agreement or the Note. No failure to exercise nor any delay in exercising on the part of Lender, any right, remedy, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege.

     9.04.     Rights  of  Secured  Party;  Possession  or  Sale  of Collateral.
               ----------------------------------------------------------------
Without limiting the generality of the foregoing, Lender shall have all the rights and remedies of a secured party under the UCC, and Lender may, without demand and without advertisement or notice, all of which Borrower waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Lender deems advisable, in its sole discretion, and/or collect, or enforce the collection of, the Collateral. Lender may be the purchaser at any such sale. Upon the occurrence of an Event of Default and upon Lender's request, Borrower shall assemble, at its own expense, any or all Equipment and other Collateral at a convenient place acceptable to Lender and shall pay to Lender or reimburse Lender for, on demand, all costs of collection of all amounts due, and enforcement of all rights hereunder, including reasonable attorneys' fees and legal expenses, and expenses of any repairs to any realty or other property to which any of such Collateral may be affixed. Upon an Event of Default, Lender may, to the full extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral.

     9.05.     Notices,  Etc.  Waived.  Except  as  expressly  provided  in this
               ----------------------
Article  9,  Borrower  hereby  expressly waives, to the full extent permitted by
----------
applicable law, presentment, demand, protest, any and all notices of any kind, advertisements, hearing or process of law in connection with the exercise by
Lender of any of its rights and remedies upon the occurrence of an Event of Default. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if given in accordance with Section 10.06 hereto at least 10 days before such
                               -------------
disposition.

     9.06.     Additional  Remedies.  Lender's  remedies upon the occurrence and
               --------------------
during the continuance of an Event of Default shall include, in addition to, and not in lieu of, such remedies as are available at law or in equity or provided for in any of the Loan Documents, the following:

          (a)     Foreclosure;  Receivership.  Lender  shall be entitled to file
                  --------------------------
one or more suits at law or in equity to collect the Obligations and/or to foreclose on Lender's Liens on and security interests created by this Agreement or the Security Documents. Lender may apply or require Borrower to apply for any necessary transfers, assignments, orders, consents or licenses in connection with the operation or abandonment of the Collateral or any part thereof, and Lender shall also be entitled as a matter of right and without notice and without requiring bond (notice and bond being hereby waived), without regard to the solvency or insolvency of Borrower at the time of application and without regard to the value of the Collateral at that time, to have a receiver appointed by a court of competent jurisdiction in order to manage, protect and preserve the Collateral and to continue the operation of the business of Borrower and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership until the sale or other final disposition of the Collateral. Borrower hereby consents to the appointment of such receiver.

          (b)     Right  to  Cure.  If Borrower fails in any material respect to
                  ---------------
perform or comply with any of its agreements contained herein or in any of the other Loan Documents, Lender may take whatever actions it may deem appropriate to perform or comply or otherwise cause performance or compliance with such agreement, all at the risk, cost and expense of Borrower.

          (c)     Setoff.  If  the unpaid principal amount of the Note, interest
                  ------
accrued thereon, or any other amount owing by Borrower hereunder or under the Note shall have become due and payable (by acceleration or otherwise), Lender shall have the right, in addition to all other rights and remedies available to it, without notice to Borrower, to setoff against and to appropriate and apply to such due and payable amounts any debt owing to and any other funds held in any manner for the account of Borrower by Lender. Such right shall exist whether or not Lender shall have given notice or made any demand hereunder or under the Note, whether or not such debt owing to or funds held for the account of Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to Lender. Borrower hereby consents to and confirms the foregoing arrangements and confirms Lender's rights of setoff.

     9.07.     Application  of  Proceeds.  Any proceeds of any of the Collateral
               -------------------------
received by Lender through sale or disposition of the Collateral or otherwise may be applied by Lender toward the payment of the Obligations, including expenses in connection with the Collateral (including reasonable fees and legal expenses) in such order of application as Lender may from time to time elect.

     9.08.     Discontinuance  of  Proceedings.  If  Lender  should  proceed  to
               -------------------------------
enforce any right or remedy under this Agreement or any other Loan Document and, then, discontinue or abandon such proceeding for any reason, all rights, powers and remedies of Lender hereunder shall continue as if no such proceeding had been taken.

     9.09.     Power of Attorney. For the purpose of carrying out the provisions
               -----------------
and exercising the rights, powers and privileges granted by the Loan Documents, including, without limitation, this Article 9, Borrower hereby irrevocably
                                        ----------
constitutes and appoints Lender its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in the Loan Documents, including, without limitation, this Article
                                                                         -------
9,  in  the  name  and  on  behalf  of  Borrower,  from time to time in Lender's
-
reasonable discretion after the occurrence and during the continuance of an Event of Default, in accordance with the Loan Documents and any statute or rule of law. This power of attorney is a power coupled with an interest and cannot be revoked. Borrower hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue and in accordance with the terms hereof. Without limiting the generality of the foregoing, Lender may, after the occurrence and during the continuance of an Event of Default, do the following without notice to or assent by Borrower to accomplish the purposes of this
Agreement:

          (a) upon failure of Telscape, the Borrower, or any of their Subsidiaries to timely pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement or any other Loan Document and pay all or any part of the premiums therefor and the costs thereof;

          (b) (i) direct any party liable for any payment on any Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct; (ii) in the name of Borrower, its own name, or otherwise, take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under or otherwise receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect all or any of the Collateral and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against Telscape, the Borrower, or any of their Subsidiaries with respect to any Collateral; (vi) settle, compromise or adjust any suit, action or proceeding described above upon commercially reasonable terms under the circumstances and, in connection therewith, give such discharges or releases as Lender may reasonably deem appropriate; and (vii) generally sell, use, operate, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and, at Lender's option and Borrower's expense, at any time or from time to time after the occurrence and during the continuance of an Event of Default, all other acts and things that Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Agreement and the other Loan Documents all as fully and effectively as Borrower might do.

     9.10.     Regulatory  Matters.  Notwithstanding  any  provision  to  the
               -------------------
contrary contained herein, Lender will not exercise any right or remedy under this Agreement that requires prior FCC or PUC approval without first obtaining such approval. If counsel to Lender reasonably determines that the consent of the FCC or PUC is required in connection with any of the actions that may be taken by Lender in the exercise of its rights hereunder or under any of the other Loan Documents, then Borrower, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Lender in any action commenced by Lender to secure such consent. Upon the occurrence and during the continuation of an Event of Default, Borrower shall promptly execute and/or cause the execution of all applications, certificates, instruments and other documents and papers that may be required in order to obtain any necessary governmental consent, approval or authorization and, if Borrower fails or refuses to execute such documents, the clerk of the court with jurisdiction may execute such documents on behalf of Borrower.


                  ARTICLE 10: GENERAL CONDITIONS/MISCELLANEOUS
                  --------------------------------------------

The  following  conditions  shall  be  applicable  throughout  the  term of this
Agreement:

     10.01.     Modifications  and  Waivers.  This  Agreement,  the  other  Loan
                ---------------------------
Documents, or any provision thereof may not be changed, waived or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver or termination is sought. No action or course of dealing on the part of Lender or its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Note, this Agreement, or any other Loan Document, shall operate as a waiver thereof, except as otherwise provided in this Agreement. Any waiver shall be effective only to the extent and for the instance specifically identified in such writing and shall not be deemed to imply any future waivers or other waivers. No amendment to any Loan Document shall be effective without written agreement signed by the parties to such Loan Document.

     10.02.     Advances  Not  Implied  Waivers.  No  waiver of the requirements
                -------------------------------
contained in any Loan Document shall be effective unless in writing duly signed by Lender. No Advance hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further Advances nor, in the event Borrower is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as herein provided. Any Advance made by Lender and any sums expended by Lender pursuant to the Loan Documents shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Default or Event of Default. No Advance at a time when an Event of Default exists shall constitute a waiver of any right or remedy of Lender existing by reason of such Event of Default, including, without limitation, the right to accelerate the maturity of the Indebtedness evidenced by the Note or to foreclose the Lien on the Collateral or to refuse to make further advances hereunder.

     10.03.     Deviation  from  Covenants.  The  procedure  to  be  followed by
                --------------------------
Borrower to obtain the consent of Lender to any deviation from the covenants contained in this Agreement or any other Loan Document shall be as follows:

          (a)     Borrower  shall  send a written notice to Lender setting forth
(i) the covenant(s) relevant to the matter, (ii) the requested deviation from the covenant(s) involved, and (iii) the reason for the requested deviation from the covenant(s); and

          (b) Lender, within a reasonable time, will send a written notice to Borrower, permitting or refusing the request, but in no event will any deviation from the covenants of this Agreement or any other Loan Document be effective without the express prior written consent of Lender. Lender's failure to provide such written notice shall be deemed a refusal of such request.

     10.04.     Holidays.  Except  as  otherwise  provided  herein, whenever any
                --------
payment or action to be made or taken hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     10.05.     Records.  From time to time, Lender may send Borrower statements
                -------
of the unpaid principal amount of the Note, the unpaid interest accrued thereon, the Interest Rate or rates applicable to such unpaid principal amount, the duration of such applicability, and the amount remaining available on any Loans, and each statement shall be deemed correct and conclusively binding on Borrower (absent manifest error) unless Borrower notifies Lender of an error in the statement in writing within 30 days after the date any such statement is provided to Borrower.

     10.06.     Notices.  All  notices,  requests, demands, directions and other
                -------
communications (collectively, "notices") required under the provisions of this Agreement or any other Loan Document shall be in writing (including communication by facsimile transmission) unless otherwise expressly permitted hereunder and shall be sent by hand, by registered or certified mail return receipt requested, by overnight courier service maintaining records of receipt, or by facsimile transmission with confirmation in writing mailed first-class, in all cases with charges prepaid, and any such properly given notice shall be effective upon the earlier of receipt or (i) when delivered by hand, (ii) the third Business Day after being mailed, (iii) the following Business Day if sent by overnight courier service, or (iv) when sent by facsimile, answer back received. All notices shall be addressed as follows:

     If  to  Borrower:   Pointe  Communications  Corporation
                         1325  Northmeadow  Parkway,  Suite  110
                         Roswell,  Georgia  30076
                         Attention:  Chief  Financial  Officer
                         Telecopy:  (770)  319-2834

     If  to  Lender:     NTFC  Capital  Corporation
                         501  Corporate  Centre  Drive
                         Franklin,  Tennessee  37067
                         Attention:  Manager,  Credit
                         Telecopy:  (615)  771-6626

     With  a  copy  to:  NTFC  Capital  Corporation
                         501  Corporate  Centre  Drive
                         Franklin,  Tennessee  37067
                         Attention:  Legal  Department
                         Telecopy:  (615)  771-6187

                               and

                         TFS  Portfolio  Management
                         10  Riverview  Drive
                         Danbury,  Connecticut  06810

     All notices shall be sent to the applicable party at the address stated above or in accordance with the last unrevoked written direction from such party to the other party hereto, given in accordance with the terms hereof.

     10.07.     FCC  and  PUC  Approval.  The exercise of any rights or remedies
                -----------------------
hereunder or under any other Loan Document by Lender that may require FCC or PUC approval shall be subject to obtaining such approval. Pending the receipt of any PUC or FCC approval, Borrower shall not do anything to delay, hinder, interfere with, or obstruct the exercise of Lender's rights or remedies hereunder or the obtaining of such approvals.

     10.08.     Lender  Sole  Beneficiary.  All  conditions of the obligation of
                -------------------------
Lender to make any Advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make any Advances in the absence of strict compliance with any or all such conditions. No Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if, in its sole discretion, it deems it advisable to do so. Inspections and approvals of the System, and the workmanship and materials used therein, impose no responsibility or liability of any nature whatsoever on Lender. No Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Lender for any reason. Lender's sole obligation hereunder is to make the Advances if and to the extent required by this Agreement or the Notes.

     10.09.     Lender's Review of Information. Borrower acknowledges and agrees
                ------------------------------
that any review or analysis by Lender of financial information, operating information, marketing data, or other information provided to Lender by or on behalf of Borrower at any time is and shall be conducted solely for Lender's benefit and internal use and that Lender is under no duty or obligation to make the results of such review or analysis available to Borrower. Borrower is not relying, and will not rely, on Lender for financial or business advice.

     10.10.     No  Joint  Venture.  Nothing  in any of the Loan Documents or in
                ------------------
this Agreement shall be deemed to constitute any kind of partnership, joint venture, or fiduciary relationship between Lender and Borrower.

     10.11.     Severability.  The  provisions of this Agreement are intended to
                ------------
be severable. If any provision of this Agreement or the other Loan Documents shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof or thereof in any jurisdiction.

     10.12.     Rights  Cumulative. All rights, powers and remedies herein given
                ------------------
to Lender are cumulative and not alternative, and are in addition to all statutes or rules of law.

     10.13.     Duration;  Survival.  All  representations  and  warranties  of
                -------------------
Borrower contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement and the other Loan Documents, any investigation by Lender, or the making of any Advances hereunder. All covenants and agreements of Borrower contained herein shall continue in full force and effect from and after the date hereof so long as it may borrow hereunder and until payment in full of the Notes, interest thereon, all fees and all other Obligations of Borrower. Without limitation, it is understood that all obligations of Borrower to make payments to or indemnify Lender shall survive the payment in full of the Notes and of all other Obligations.

     10.14.     Governing  Law. This Agreement, the Notes, and each of the other
                --------------
Loan Documents shall be governed by, construed and enforced in accordance with the internal laws of the state of New York, except to the extent, if any, set forth on Schedule 2.02 hereto and except to the extent that the laws of
           --------------
jurisdictions where the Collateral is located may be required to apply to the Collateral.

     10.15.     Counterparts.  This  Agreement  may be executed in any number of
                ------------
counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     10.16.     Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its
          -----------------
rights or obligations hereunder or under the other Loan Documents (in whole or in part) without the prior written consent of Lender. Lender may assign, transfer or pledge any of its respective rights or obligations hereunder or under the other Loan Documents without notice to or the prior written consent of Borrower. Upon receipt of written notice from Lender of such assignment, Borrower shall promptly acknowledge receipt thereof in writing. If Borrower is given written notice of any assignment, it shall perform its obligations with respect to this Agreement for the ratable benefit of the applicable assignee(s), and, if so directed, shall pay all amounts due or to become due hereunder directly to the applicable assignee(s) or to any other party designated by such assignee(s). Borrower shall not assert against any such assignee any set-off, defense or counterclaim that Borrower may have against Lender or any person other than such assignee. Borrower shall also execute and deliver to Lender such documentation as any such assignee may reasonably require, including (without limitation) amended promissory notes, acknowledgments of, or consents to the assignment which may require Borrower to make certain representations or affirmations as to some of the basic terms and covenants contained herein. Lender shall not be relieved of its obligations hereunder as a result of any such sale, assignment, transfer, grant or pledge, unless such assignee specifically assumes all or part of Lender's future obligations hereunder in a writing, a copy of which shall be delivered to Borrower; in which event, after the date of such assignment, Borrower's obligations to any such assignee shall be proportionately as set forth herein with respect to Lender. Borrower shall not look to Lender to perform any of such assignee's obligations hereunder which arise after the date thereof. Any assignee shall be entitled to rely on Borrower's agreements as stated herein, as applicable, and shall be considered a third party beneficiary thereof. Except to the extent otherwise required by the context of this Agreement, the word "Lender," when used in this Agreement, shall mean and include any holder of any Note originally issued to Lender hereunder. Any such holder of any Note shall be bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto.

     10.17.     Participation.  Lender shall have the right to enter into one or
                -------------
more participation agreements, syndication agreements, or similar agreements with one or more participating lenders or other parties approved by Lender on such terms and conditions as Lender shall deem advisable. Borrower shall furnish a sufficient number of copies of reports and certificates to Lender so that Lender and each participating lender shall receive a copy of each such document.

     10.18.     Time  of  Essence. Time is of the essence of this Agreement, the
                -----------------
Note  and  the  other  Loan  Documents.

     10.19.     Disclosures  and  Confidentiality.
                ---------------------------------

          (a) Borrower agrees that it will obtain Lender's written consent before using or generating any press release, advertisement, publicity materials, or other publication in which the name or logo of Lender or any of its Affiliates is used or may be reasonably inferred. Borrower will not distribute any such materials in the absence of such prior written approval.

          (b) Borrower agrees that it will not, directly or indirectly, disclose to any third party the terms of this Agreement, the other Loan Documents, prior or future correspondence relating thereto, the transactions contemplated hereby, or any other information regarding Lender or its Affiliates learned by Borrower during the course of negotiation thereof. The term "third party" shall exclude only Borrower, its employees, its senior lenders, its Affiliates, and their respective attorney(s) and certified public accountant(s). This Section 10.19(b) shall not restrict the disclosure of information if such
      -----------------
disclosure  is  required by law, by order of any court, or by the order, rule or regulation of any administrative agency, including (without limitation) any requirements of the FCC, any PUC, or any state or federal securities commissions (the "Commissions"); provided, however, that, except for disclosures required by
      -----------    --------  -------
the FCC, PUC or Commissions, Borrower shall provide Lender with advance notice of any such required disclosure of information so that Lender may seek an appropriate protective order and/or waive compliance with this section. Borrower shall not oppose any action taken by Lender to obtain an appropriate protective order or other reliable assurance that the information will be accorded confidential treatment. The obligations set forth in this Section 10.19(b) shall
                                                          ----------------
survive  the  termination  of  this  Agreement.

          (c) The disclosure of information by either Lender or Borrower will not be restricted under this Agreement if such information (i) has been or becomes published or is now, or in the future, in the public domain through (A) no fault of the parties, (B) disclosure other than unauthorized disclosure by the party to whom the information is disclosed, or (C) disclosure to third parties by the disclosing party without similar restriction; (ii) is property (other than proposal letters, commitment letters, or other correspondence between Lender and Borrower) within the legitimate possession of the receiving party prior to disclosure hereunder; (iii) subsequent to disclosure hereunder, is lawfully received from a third party having rights therein without restriction of the third party's or receiving party's rights to disseminate the information and without notice of any restriction against its further disclosure; (iv) is disclosed with the written approval of the other party; or
(v) is or becomes publicly available free of any obligation to keep it confidential.

          (d) Borrower authorizes Lender to discuss with and furnish to any Affiliate of Lender, to any government or self-regulatory agency with jurisdiction over Lender, to any other Governmental Authority, or to any assignee, successor, participant, successor, or prospective assignee, successor or participant, all financial statements, audit reports, and other information pertaining to Telscape, the Borrower, and/or their Subsidiaries whether such information was provided by Borrower or prepared or obtained by Lender or third parties. Neither Lender nor any of its employees, officers, directors or agents makes any representation or warranty to any existing or prospective assignee, successor or participant regarding any audit reports or other analyses that Lender may distribute, whether such information was provided by Borrower or prepared or obtained by Lender or third parties, nor shall Lender or any of its employees, officers, directors or agents be liable to any Person receiving a copy of such reports or analyses for any inaccuracy or omission contained in such reports or analyses or relating thereto.

          (e) Every reference in this Agreement to disclosures of Borrower to Lender (except the financial statements), to the extent that such references refer or are intended to refer to disclosures at or prior to the execution of this Agreement, shall be deemed strictly to refer only to written disclosures delivered to Lender concurrently with the execution of this Agreement and referred to specifically in the Loan Documents. The parties intend that such disclosures are to be limited to those presented in an orderly manner at the time of executing this Agreement and are not to be deemed to include expressly or impliedly any disclosures that previously may have been delivered from time to time to Lender, except to the extent that such previous disclosures are again presented to Lender in writing concurrently with the execution of this Agreement.

     10.20.     Jurisdiction  and  Venue.  (a)  The  Borrower hereby irrevocably
                ------------------------
and  unconditionally:

               (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; and

               (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient court and agrees not to plead or claim the same.

     (b) The Borrower hereby irrevocably and unconditionally:

          (i) consents to the appointment of CT Corporation System, 1633 Broadway, New York, New York 10019, as its process agent (together with any successor process agent, the "Process Agent") upon which service of process
                                   -------------
     in New York, New York, may be served in any legal action proceeding instituted in such courts. To the extent permitted by applicable law, the Borrower agrees that service of process may be made personally or by mailing or delivering a copy of the summons and complaint or other legal process in any legal action or proceeding to the Borrower in care of the Process Agent and such agent is hereby authorized to receive and acknowledge the same for and on behalf of the Borrower and to admit service with respect thereto. Service upon the Process Agent shall be deemed in every respect effective service of process upon the Borrower and shall be legal and binding upon the Borrower for all purposes notwithstanding any failure to mail copies of such legal process to the Borrower, or any failure on the part of the Borrower to receive the same. The Borrower further agrees that it will not revoke the appointment of the Process Agent so long as any of the Note remains outstanding or until the appointment, which appointment the Borrower similarly agrees not to revoke, of a successor Process Agent acceptable to the Lender and such successor's acceptance of such appointment. The Borrower agrees that it will at all times continuously maintain the Process Agent to receive service of process in the State of New York on behalf of itself, and, in the event that for any reason such Process Agent shall cease to be the Process Agent, the Borrower shall promptly appoint a successor Process Agent acceptable to the Lender for service of process in the State of New York and shall promptly deliver to the Lender a copy of such successor Process Agent's acceptance or acknowledgement of that appointment. The Borrower will take any and all reasonable action, including, the filing of any and all documents and instruments that may be necessary to continue the appointment of the Process Agent in full force and effect;

          (ii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (iii) waives, to the maximum extent not prohibited by law any rights it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     10.21.     Jury  Waiver. BORROWER AND LENDER HEREBY KNOWINGLY AND WILLINGLY
                ------------
WAIVE THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE OBLIGATIONS, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     10.22.     Limitation  on  Liability. LENDER, BORROWER AND GUARANTORS SHALL
                -------------------------
HAVE NO LIABILITY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS FOR SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT IN ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS. EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION ANY SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT OTHER THAN ACTUAL DAMAGES.

     10.23.     Borrower Waivers. To the full extent permitted by law and except
                ----------------
as set forth herein, Borrower hereby waives (i) presentment, demand, protest, notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper, and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies, including the issuance of an immediate writ of possession, except as expressly required in any of the Loan Documents; (iii) any marshalling of assets or any right to compel Lender to resort first to any Collateral or other Persons before pursuing Borrower for payment of the Obligations and any defenses based on suretyship or impairment of Collateral; (iv) the benefit of all valuation, appraisement and exemption laws; (v) any right to require Lender to terminate its security interest in the Collateral or in any other property of Borrower until termination of this Agreement and the execution by Borrower and by any person whose Loans to Borrower are used in whole or in part to satisfy the Obligations, of an agreement indemnifying Lender from any loss or damage Lender may incur as the result of dishonored or unsatisfied items of any account debtor applied to the Obligations; and (vi) notice of acceptance hereof. Borrower acknowledges that the foregoing waivers are a material inducement to Lender's entering into this Agreement and that Lender is relying upon the foregoing waivers in its future dealings with Borrower.

     10.24.     Schedules. The Schedules and Exhibits attached to this Agreement
                ---------
are  an  integral  part  hereof  and  are  hereby made a part of this Agreement.

     10.25.     Agreement  to  Govern. In case of any conflict between the terms
                ---------------------
of this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern.

     10.26.     Entire  Agreement. This Agreement, the other Loan Documents, and
                -----------------
other documents, agreements and certificates executed by the parties contemporaneously herewith or subsequent hereto constitute the entire agreement of the parties and supersede all prior understandings and agreements, written or oral, between the parties hereto relating to the subject matter hereof. Borrower is not entering into this Agreement in reliance on statements or representations made by any Person other than as set forth herein.

    END OF GENERAL TERMS AND CONDITIONS. NEXT PAGE IS SCHEDULE 1.01 [SIGNATURES
                                                      -------------
                           APPEAR ON THE COVER PAGE.]

                                  SCHEDULE 1.01
                         TO LOAN AND SECURITY AGREEMENT

                     BORROWER INFORMATION AND DEFINED TERMS
                     --------------------------------------

CLOSING DATE:       September  29,  2000

BORROWER:           Pointe  Communications  Corporation, a  Nevada corporation

TAX IDENTIFICATION
NUMBER:             84-1097751

CHIEF
EXECUTIVE OFFICES:  1325  Northmeadow  Parkway,  Suite  110
                    Roswell,  Georgia  30076

REGULATORY
AUTHORIZATIONS:     The term  "Regulatory  Authorizations"  shall  include:  the various  telecommunications  services permits,  licenses and
                    authorizations   issued  to  the  borrower  and  Significant
                    Subsidiaries  by  regulatory   authorities,   set  forth  on
                    Schedule 4.05 to the Loan and Security Agreement.

NORTEL
NETWORKS,  INC.:    Master Purchase  Agreement  dated November 2, 1999,  between
                    Pointe Communications Corporation and Nortel Networks, Inc.


TAX IDENTIFICATION NUMBERS OF:

(Guarantor)
Telscape  International,  Inc.--     75-2433637

(Significant  Subsidiary  Guarantors)
Telscape  U.S.A.,  Inc.     76-0499077
MSN  Communications,  Inc.     33-0707658
Interlink  Communications,  Inc.   77-0483223
TSCP  International,  Inc.     76-0577773
Pointecom,  Incorporated:  58-2440272
Galatel,  Inc.  58-2559588
Pointe  Local  Exchange  Company:  58-2539217
Overlook  Communications  International  Corporation     58-2028264
Rent-A-Line  Telephone  Company,  LLC     58-2297158
Tops  Corporation     76-0460301

                                                                SCHEDULE 1.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                  BUSINESS PLAN
                                  -------------

                                                                SCHEDULE 2.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                               MAXIMUM LOAN AMOUNT
                               -------------------

Maximum  Principal Amount (including Capitalized Interest):          $16,000,000

Maximum  Amount  for  Lender's  Expenses:                            $    50,000

                                                                SCHEDULE 2.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 2


                         PAYMENT TERMS AND GOVERNING LAW
                         -------------------------------


INITIAL
BORROWING  DATE:    The first Borrowing Date on which the Lender disburses funds at the request of the Borrower, as evidenced by a borrowing certificate executed by the Borrower under the terms of the Loan.

FINANCING
TERMINATION DATE:   September 30, 2001 (One year after Closing Date).

CAPITALIZED
INTEREST PERIOD:    September 29, 2000, through September 30, 2001.

INTEREST
ONLY PERIOD:        October 1, 2001, through September 30, 2002.

CONVERSION  DATE:   September  30,  2002.

PAYMENT  SCHEDULE:  After  the  Conversion  Date,  the  Borrower  shall  pay all outstanding principal amounts, together with all accrued but unpaid interest, in arrears in 20 quarterly installments of principal and interest. If the Borrower elects to convert all or a portion of the Advances to a fixed interest rate on the Conversion Date as set forth below, the Borrower shall pay the outstanding principal amount of the Loans so converted in equal quarterly payments of principal and interest on the last Business Day of each Calendar Quarter in an amount sufficient to fully amortize the Loans by the Maturity Date. If the Borrower does not make the election to convert all Advances to a fixed interest rate on or prior to the Conversion Date as set forth below, the Borrower shall pay the outstanding principal amount of the Loans not so converted in quarterly payments on the last Business Day of each Calendar Quarter as follows:

                          Quarter  Ending          Amount
                          ---------------          ------

                          December  31,  2002       3.75%
                          March  31,  2003          3.75%
                          June  30,  2003           3.75%
                          September  30,  2003      3.75%
                          December  31,  2003       4.25%
                          March  31,  2004          4.25%
                          June  30,  2004           4.25%
                          September  30,  2004      4.25%
                          December  31,  2004       5.00%
                          March  31,  2005          5.00%
                          June  30,  2005           5.00%

                                                                SCHEDULE 2.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 3


                          Quarter  Ending          Amount
                          ---------------          ------

                          September  30,  2005      5.00%
                          December  31,  2005       5.75%
                          March  31,  2006          5.75%
                          June  30,  2006           5.75%
                          September  30,  2006      5.75%
                          December  31,  2006       6.25%
                          March  31,  2007          6.25%
                          June  30,  2007           6.25%
                          September  30,  2007      6.25%

INITIAL
PAYMENT  DATE:      The last  Business Day of the first  Calendar  Quarter after the Conversion Date.

INTEREST
PAYMENT  DATE:      The last  Business Day of the first  Calendar  Quarter after the Capitalized Interest Period and the last Business Day of each Calendar Quarter thereafter until the Maturity Date.

PAYMENT  DATE:      The Initial  Payment Date and the last  Business Day of each
                    Calendar Quarter thereafter until the Maturity Date.

                                                                SCHEDULE 2.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 4


MATURITY  DATE:     September  30,  2007  (Last  Business  Day of 20th  Calendar
                    Quarter after the Conversion Date).

GOVERNING  LAW:     New  York.

                                                                SCHEDULE 2.09 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                      FEES
                                      ----

The Borrower shall pay a non-refundable origination fee of $320,000 on the Closing Date, provided that Borrower shall receive a credit for any portion of the Origination Fee paid prior to the Closing Date. The Borrower may finance (or refinance) with Advances hereunder up to $320,000 of the Origination Fee.

Upon invoicing, the Borrower shall pay all reasonable fees, charges and expenses of the Lender (including, without limitation, the fees, charges and expenses of the Lender's counsel) arising in connection with the structuring of the transactions contemplated in this Loan Agreement and in connection with the negotiation, drafting, preparation, execution and/or delivery of the documents evidencing the terms and conditions of the credit facility and all related documents regardless of a successful closing. The Borrower also shall pay all closing costs, including legal fees and charges, as well as all stamp or other recording costs, charges, filing fees, costs and expenses of the Lender in the enforcement or protection of its rights. The Borrower may finance up to $50,000 of the foregoing fees, charges and expenses under the Loan, which the Borrower first shall use to reimburse the Lender for its legal fees, charges and expenses and, then, to reimburse the Borrower for its legal expenses.

                                  SCHEDULE 4.04
                         TO LOAN AND SECURITY AGREEMENT

                                REQUIRED CONSENTS
                                -----------------


Certain state filings requesting consent to incur indebtedness over a certain threshold are required in connection with the undertaking of the Subsidiaries named below to guarantee the obligations of the Borrower, as set forth below. Regulatory counsel is currently preparing the filings and such filings are expected to be made by the Closing Date, and if not made by the Closing Date, will be made as soon as reasonably possible thereafter. Each entity requesting the aforementioned consents must receive approval from the relevant state office within 60 days of the Closing Date.

Georgia:
-------
Overlook  Communications  International  Corporation
PointeCom,  Incorporated
Telscape  USA,  Inc.

Pennsylvania:
------------
MSN  Communications,  Inc.
Telscape  USA,  Inc.
Overlook  Communications  International  Corporation

New  York:
---------
Overlook  Communications  International  Corporation
Telscape  USA,  Inc.
PointeCom,  Incorporated

                                                                SCHEDULE 4.05 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 2


                            REGULATORY AUTHORIZATIONS
                            -------------------------


                                  FEDERAL (FCC)

POINTE  COMMUNICATIONS  CORPORATION

     214 License               ITC-95-160                  5/1/95
     Earth Station E960410     SES-LIC-19960624-00939     9/20/96
     Earth Station E960094     SES-LIC-19951121-00140     4/26/96

TELSCAPE  INTERNATIONAL,  INC.

     Signaling Point Code      SPC-NEW-19990916-00073     9/22/99

TELSCAPE  USA,  INC.

     214 License (Global F/B)     ITC-214-19971222-0809   2/13/98
     214 License (Global Resale)  ITC-214-19960925-00465  11/8/96

MSN  COMMUNICATIONS,  INC.

     214 License              ITC-214-19960522-00207      7/19/96

OVERLOOK  COMMUNICATIONS  INTERNATIONAL  CORPORATION

     214 License              ITC-95-334                  7/10/95

WORLDLINK  COMMUNICATIONS,  INC.

     214 License              ITC-95-460                  9/22/95
     214 License              ITC-214-1999-0505-00284     6/18/99

POINTECOM,  INCORPORATED

     214 License              ITC-214-19990716-000468     8/18/99

INTERLINK  COMMUNICATIONS,  INC.

     214 License              ITC-214-19981014-00699     11/27/98
     Earth Station E960024    SES-MOD-19991018-01758     12/29/99
     Earth Station E921000    Various                     Various
     Earth Station E890130    SES-LIC-19990920-01853      2/18/00

                                                                SCHEDULE 4.05 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 3


TSCP  INTERNATIONAL,  INC.

     214 License    ITC-98-588-AL  8/6/98

STATE

TELSCAPE  USA,  INC.

     Arizona           Application T-03268A-960520          10/3/96
     Arkansas          Docket No. 96-294-U                  10/7/96
     California        Decision No. 97-04-040                4/9/97
     Florida           Cert. No. 4768                       1/27/97
     Georgia           Cert. No. R-395                      10/7/97
     Idaho             Tariff Accepted                     10/12/96
     Illinois          Docket No. 96-0450                   12/4/96
     Iowa              Registered                            8/9/99
     Kansas            Docket No. 97-TUSC-147-COC           11/7/96
     Kentucky          Tariff Accepted                     10/11/96
     Louisiana         TSP00038                             11/1/96
     Maine             Docket No. 96-528                   11/15/96
     Massachusetts     Registered
     Michigan          Registered                            9/6/96
     Minnesota         Docket No. P-5399/NA-96-1057         12/6/96
     Mississippi       Docket No. 96-UA-0430               10/25/96
     Missouri          Case No. TA-97126                   11/12/96
     Montana           Authorized
     Nebraska          Case No. C-1413                     11/12/96
     Nevada            CPC 2616                            11/15/96
     New Mexico        96-345-TC / Utility Case No. 2954    4/20/99
     New York          Case No. 96-C-0823                  12/11/96
     North Carolina    Docket No. P-589                    11/14/96
     North Dakota      Certificate No. 365                 10/10/96
     Ohio              Case No. 96-978-CT-RRJ              10/13/96
     Oregon            Order No. 96-267                     10/9/96
     Pennsylvania      Docket No. A-310444                 12/16/96
     South Dakota      Docket TC 96-162                    10/17/96
     Tennessee         Case No. 96-01396                    10/2/96
     Texas             Registration Letter Amended          7/14/97
     Utah              Letter of Registration submitted      8/4/99
     Washington        Case No. UT-961137 (IXC Resell)      10/9/96
                       Case No. UT-971780 (Comp. Class.)    3/24/98
     Wisconsin         Utility No. 7093-TI-100             12/23/96
     Wyoming           Docket No. 74209-TX-96-1             9/10/96

                                                                SCHEDULE 4.05 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 4


MSN  COMMUNICATIONS,  INC.

     California        Decision No. 97-03-010  App. No. 96-12-004    3/7/97
     Illinois          Docket No. 96-0601                           3/12/97
     Nevada            CPC 2207,  Docket No. 96-12009               3/20/97
     New York          Case No. 96-C-1172                            4/7/97
     Texas             Registered (IXC)                             7/20/96
                       SPCOA No. 60073

OVERLOOK  COMMUNICATIONS  INTERNATIONAL  CORPORATION

     Alabama           Docket No. 25636                           12/2/96
     Arizona           Docket No. U-3129-96-165                   9/24/97
     Connecticut       Docket No. 96-0813                        12/18/96
     Florida           Cert. No. 4088, Docket No. 95-0871-TI     12/29/95
                       Order No. PSC-95-1020-FOF-TI
     Georgia           Cert. No.R-286, Docket No. 5841-U         11/22/96
     Idaho             Tariff Accepted                            8/10/95
     Indiana           Cause No. 40344                           11/30/95
     Kansas            Docket No. 194,710 U, 96-OLCC-617-COC      8/12/96
     Kentucky          Case No. 95-366                            10/4/95
     Louisiana         Registration Accepted                      10/6/95
     Massachusetts     Registered                                 7/21/95
     Minnesota         Docket No. P-5258/NA-95-976                1/12/95
     Missouri          Case No. TA-96-101                        11/28/95
     Nevada            Docket No. 96-5030  Cert. No. 2119         7/31/96
     New Hamp.         Docket DE-96-009, Order No. 22,269          8/6/96

     New Jersey        Registered                                  7/6/95
     New York          Case No. 95-C-0902                         12/8/95
     North Dakota      Case PU-151996-197  Registration No. 325   6/11/96
     Ohio              Case No. 96-17-CT RRJ                       2/9/96
     Oklahoma          Cause PUD 95-0000199,  Order No. 408533    1/15/97
     Pennsylvania      Docket No. A-310359                        4/11/96
     Tennessee         Registered                                  8/4/95
     Texas             Registered                                 7/13/95
     Vermont           CPG No. 238                                6/26/97
     Washington        Docket No. UT-961222                      11/13/96
                       Docket No. UT-991073                       9/22/99
     West Virginia     Case No. 96-0981-T-CN                     11/26/96

                                                                SCHEDULE 4.05 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 5


WORLDLINK  COMMUNICATIONS,  INC.

     Connecticut    Docket No. 96-09-01                         4/30/97
     Georgia        Docket No. 5073-U Cert.  No. R-194           6/8/95
     Idaho          Tariff Accepted                            10/16/95
     Indiana        Cause No. 40660                              1/8/97
     Louisiana      Tariff Accepted                             4/11/96
     Massachusetts  Tariff Approved                              9/4/96
     Missouri       Case No. TA-97-107                         11/22/96
     Nevada         Docket No. 96-9010  Cert. No. 2164         11/15/96
     North Dakota   Registration No. 370, Case PU-1583-96-480  11/29/96
     Texas          Registered                                  8/31/95
     West Virginia  Case No 96-1158-T-CN                       12/16/96

POINTE  LOCAL  EXCHANGE  COMPANY  (FORMERLY  HTC  COMMUNICATIONS,  LLC)

     California     U-6185-C, Decision 99-06-083 (LEC license)  6/24/99
                    U-6185-C, Decision 99-06-083 (IXC license)  6/24/99

PointeCom,  Incorporated

    Florida         Docket No. 990215-TX                         6/2/99
                    Order No. PSC-99-1056-CO-TX (LEC license)
                    Docket No. 991008-TI                       11/12/99
                    Order No. PSC-99-2050-PAA-TI (IXC license)
     Georgia        IXC application filed                       8/24/99
     New York       Case No. 99-C-0902                         11/19/99
     Texas          COA-50027, Docket No. 22049 (SPCOA)         4/12/00

Rent-A-Line  Telephone  Company,  LLC

     Georgia        Amended Cert. No. L-035                     5/20/99
                    Docket Nos. 7130-U and 6170-U

Galatel,  Inc.

     Georgia  Pre-paid Reseller

                                                                SCHEDULE 4.05 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 6


                 REGULATORY AUTHORIZATIONS NOT IN GOOD STANDING
                 ----------------------------------------------


                               TELSCAPE USA, INC.
                           CERTIFICATION STATUS REPORT
                           ---------------------------

                                   IN GOOD STANDING
             STATE      WITH PUBLIC SERVICE/PUBLIC UTILITY COMMISSION
             ---------  --------------------------------------------

             KENTUCKY     NO
             ---------  --------------------------------------------

             LOUISIANA     NO
             ---------  --------------------------------------------



                            MSN COMMUNICATIONS, INC.
                           CERTIFICATION STATUS REPORT
                           ---------------------------

                                   IN GOOD STANDING
             STATE      WITH PUBLIC SERVICE/PUBLIC UTILITY COMMISSION
             ---------  --------------------------------------------

             FLORIDA     NO
             ---------  --------------------------------------------

Certificates of the above entities are in effect but not in good standing; efforts are being undertaken presently to bring these certificates to good standing status.

                                  SCHEDULE 4.06
                         TO LOAN AND SECURITY AGREEMENT

                      PERMITTED CONFLICTS AND RESTRICTIONS
                      ------------------------------------

                                      NONE

                                                                SCHEDULE 4.07 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              RESTRICTIONS ON LOANS
                              ---------------------

                                      NONE

                                                                SCHEDULE 4.08 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              FINANCIAL STATEMENTS
                              --------------------

Quarterly Report of Telscape on Form 10-Q for the period ended June 30, 2000. Annual Report of Telscape on Form 10-K for the period ended December 31, 1999.
Annual Report of Pointe Communications Corporation on Form 10-K for the period ended December 31, 1999.

                                  SCHEDULE 4.11

                         TO LOAN AND SECURITY AGREEMENT
                       DEFAULTS UNDER MATERIAL AGREEMENTS
                       ----------------------------------


                                      NONE

                                                                SCHEDULE 4.12 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------
                                                                          PAGE 2


                                  SCHEDULE 4.12
                         TO LOAN AND SECURITY AGREEMENT

                               PENDING LITIGATION
                               ------------------

Telscape  International,  Inc.,  Telereunion,  S.A.  de  C.V.,  Telereunion
-----------------------------------------------------------------------------
International,  S.A.  de C.V., vs. Mastec, et. al. and Acietel Mexicana, S.A. de
--------------------------------------------------------------------------------
C.V. in the  United  States  District Court, Southern District of Texas, Houston
---
Division, Case No. H-99-1468, regarding breach of contract, fraud, tortious interference with contract and negligent misrepresentations resulting in construction delays and alternate financing incurring additional costs and expenses, as well as reputation and credibility damages. This suit has been filed in the above district court and is currently set to go to trial on
September 29, 2000. The defendants have filed a counterclaim seeking an unspecified amount of damages against the Company which the Company will vigorously contest and refute. All activity has been temporarily stayed in this case, as the parties are negotiating and will likely conclude a settlement agreement. Even though we have been advised that we have a strong case against MasTec, there can be no assurance as to the successful conclusion to this matter.

                                                                SCHEDULE 4.15 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                              TAXES
                                              -----

ITEM  DESCRIPTION                                                                    Amount
----  -----------------------------------------------------------------------------  -----------

1     Federal Excise Taxes:  The Company has reached a settlement with the
      IRS regarding  unpaid Federal Excise Taxes.  The liability is as follows:
      Federal Excise Taxes (November 1998 through June 2000 - accrued on             $1,587 ,000
      books)
      Interest at 10% (not accrued on books)                                         $   238,000
      The Company has negotiated a 24 month payment plan, which will begin in October 2000.

2     Section 280G payments:
      None

3 Overlook Communications International Corporation has not filed federal excise and various state sales and use, gross receipts, universal service fund and franchise tax returns related to its conduct of the prepaid calling card business during 1997 through August 2000. The Company has received an assessment for Universal Service Fund Fees for approximately $2.0 million, which it believes is incorrect and has retained
      Telecom Compliance Services, Inc. ("TCS") to assist in determining the correct obligation and negotiating a settlement with the USAC.
      Additionally, the Company has engaged Arthur Andersen to assist the Company in determining its liability for the various state and federal taxes and facilitating the filing of any required returns. Arthur Andersen began the voluntary disclosure process with the Company's three largest states
      California, Illinois and Florida as well as the IRS for Federal Excise tax.
      Thus far they have been successful in arguing no NEXUS related to the prepaid calling card business in California and Illinois and the Company has received notification of no liability past or prospective (assuming fact patterns remain constant) for the prepaid card business in these states. A voluntary disclosure was filed with the IRS in May 2000 but a response has not been received to date. The Federal Excise tax has been repealed and will phase out over a three year period. As of August 31, 2000, the Company had accrued approximately $3.3 million in its Financial
      Statements for these various obligations.

4     As a result of a Georgia State Use tax audit during 1998, Pointe
      Communications Corporation was assessed approximately $85,000 in use tax, which has been accrued in the Company's Financial Statement but has not yet been paid.


5     Pointe Communications Corporation has not filed the Texas Franchise
      Tax Return for 1998 for its subsidiary TOPS. The return will be filed pending resolution of a valuation of Telcommute Solutions G.P., Inc., which TOPS dividended to its parent Pointe Communications Corporation.

                                                                SCHEDULE 4.16 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


The financial projections and the financial condition of the Company have been negatively affected by the following events since June 30, 2000:

     (i) The Mexican network was expected to be complete and operational during the second quarter of 2000. However, due to delays in construction and interconnection with Telmex, the network became only partially operational during the third quarter and is not expected to be complete until the fourth quarter of 2000. This delay has had a significant impact on the gross margins earned in the prepaid calling card and the wholesale businesses.

     (ii) The completion of the Competitive Local Exchange Carrier network and marketing of such services was delayed by approximately one quarter due to delay in the completion of the build out and delay in the implementation of the Operating Support System necessary to provision customers.

     (iii) The non-CLEC one plus business in the United States was closed as a result of negative operating results.

     (iv) The Coast Partners litigation was settled for $875,000.

Borrower acknowledges that nothing in the disclosures in this Schedule 4.16 shall be deemed to alter its obligations under the Agreement, or limit the Lender's rights and remedies under the Agreement.

                                  SCHEDULE 4.25
                         TO LOAN AND SECURITY AGREEMENT

                               UCC FILING OFFICES
                               ------------------

CALIFORNIA

     Secretary  of  State
     Uniform  Commercial  Code  Division
     P.  O.  Box  942835
     Sacramento,  California  94235-0001

FLORIDA

     Bureau  of  Uniform  Commercial  Code
     Department  of  State
     P.  O.  Box  5588
     Tallahassee,  Florida  32314

GEORGIA

     Clerk  of  the  Superior  Court  of  Cobb  County
     P.  O.  Box  3370
     Marietta,  Cobb  County,  Georgia  30061

TEXAS

     Texas  Secretary  of  State
     UCC  Filing/Recording  Office
     P.O.  Box  13697
     Austin,  Texas  78711

NEVADA

     Nevada  Secretary  of  State
     UCC  Filing/Recording  Office
     200  North  Carson  Street
     Carson  City,  Nevada  89701-4201

                                SCHEDULE  4.26
                         TO LOAN AND SECURITY AGREEMENT

                  PRINCIPAL OFFICES AND LOCATION OF COLLATERAL
                  --------------------------------------------

BORROWER'S  CHIEF  EXECUTIVE  OFFICE:

     Pointe  Communications  Corporation  c/o
     Telscape  International,  Inc.
     1325  Northmeadow  Parkway,  Suite  110
     Roswell,  Georgia  30076

LOCATIONS  OF  COLLATERAL:

     3949  Ruffin  Road,  Suite  E-2
     San  Diego,  California  92123

     11021  Valley  Blvd.
     El  Monte,  California  91731

     444  Brickell  Avenue,  Suite  100
     Miami,  Florida  33131

     1301  Fanning  Street,  Suite  1275
     Houston,  Texas  77002

                                  SCHEDULE 4.29
                         TO LOAN AND SECURITY AGREEMENT

                                  ASSUMED NAMES
                                  -------------


Pointecom
Telscape  Communications
Telscape  Communications  International

                                                               SECTION  4.30  TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                          TRANSACTIONS WITH AFFILIATES
                          ----------------------------


     On May 7, 1999, the Company issued $1,000,000 in senior notes to E. Scott Crist, bearing interest at 8% until November 6, 1999. Thereafter, the interest rate increased by 1% for each month after November 6, 1999. The
Company repaid $150,000 to Mr. Crist on August 27, 1999 and 200,000 on August 2000. The outstanding balance of the Note due to Mr. Crist at September 29, 2000 is $650,000.

     On August 16, 1999, E. Scott Crist issued a Promissory Note to the Company in the amount of $95,000, bearing simple interest at an annual rate of 8%. The outstanding balance of the Note due to the Company at December 31, 1999 was $97,873, including principal and accrued interest.

     On December 10, 1998, Manual Landa issued a Promissory Note to the Company in the amount of $270,000, bearing simple interest at an annual rate of 9%. The outstanding balance of the Note due to the Company at December 31, 1999 was $220,336, including principal and accrued interest.

     During 1997, the Company entered into a five year operating lease of earth station equipment located in Panama, Costa Rica and Nicaragua. Steve Raville is affiliated with one of the lessors. The lease obligations total approximately $70,000 per annum.

                                                                SCHEDULE 4.31 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                            NORTEL PURCHASE AGREEMENT
                            -------------------------

     Master Purchase Agreement dated as of November 2, 1999, between Pointe Communications Corporation and Nortel Networks, Inc.

                                                                SCHEDULE 6.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                               POST-CLOSING ITEMS
                               ------------------

1. Filing of UCC-1 Financing Statements in offices listed on Schedule 4.25 within 10 days of the Closing Date.

2. Filing of UCC-1 Financing Statements as fixture filings for the locations of Collateral listed on Schedule 4.26 within 10 days of the Closing Date.

3. Delivery to Lender of Certificate of Insurance satisfying the requirements of Section 7.01 within 15 days of Closing.

4. Delivery to Lender of all post-filing lien searches reflecting no liens as to Collateral (other than a subordinate lien securing the Lucent Credit Agreement) within 45 days of the Closing Date.

5.   Delivery to Lender of all Consents within 60 days of the Closing Date.

6. Delivery to Lender of an opinion of Regulatory Counsel in form and substance satisfactory to Lender within 15 days of the Closing Date.

7.   Receipt of all Required Consents within 60 days of the Closing Date.

The failure of the Borrower to satisfy, or cause the satisfaction of, each post-closing item listed above within the specified time period shall constitute an Event of Default.

                                                                SCHEDULE 7.07 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                    INSURANCE
                                    ---------

                          [SEE ATTACHED CERTIFICATE(S)]

                                                                SCHEDULE 8.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                         PERMITTED SPECIFIC ENCUMBRANCES
                         -------------------------------


1. Liens securing Indebtedness under the Lucent Credit Agreement, provided that any lien on the Collateral must be subordinate to the Lien on the Collateral in favor of Lender.

2. Liens securing Indebtedness under the Loan and Security Agreement dated as of January 11, 1999 between and among Telscape International, Inc., a Texas corporation ("Telscape"), Domestic and/or Foreign Subsidiaries of Telscape which are signatories to the Schedule of Borrowing Subsidiaries attached thereto and such additional Domestic and/or Foreign Subsidiaries of Telscape which may thereafter become a party thereto pursuant to Section 1(b) thereof, and NTFC Capital Corporation, provided that no lien may encumber the Collateral.

3. Liens securing Indebtedness under the Loan and Security Agreement dated as of December 7, 1998 between and among Telscape International, Inc., a Texas corporation ("Telscape"), Domestic and/or Foreign Subsidiaries of Telscape which are signatories to the Schedule of Borrowing Subsidiaries attached thereto and such additional Domestic and/or Foreign Subsidiaries of Telscape which may thereafter become a party thereto pursuant to Section 1(b) thereof, and Newbridge Financial Services, a unit of GE Capital Corporation, provided that no lien may encumber the Collateral.

4. Liens securing Indebtedness permitted under Section 8.01(a), provided that no lien may encumber the Collateral.

                                                                SCHEDULE 8.13 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


               RESTRICTIONS ON DIVIDENDS AND RELATED TRANSACTIONS
               --------------------------------------------------

1.   Lucent Credit Agreement.

2. Loan and Security Agreement dated as of January 11, 1999 between and among Telscape International, Inc., a Texas corporation ("Telscape"), Domestic and/or Foreign Subsidiaries of Telscape which are signatories to the Schedule of Borrowing Subsidiaries attached thereto and such additional Domestic and/or Foreign Subsidiaries of Telscape which may thereafter become a party thereto pursuant to Section 1(b) thereof, and NTFC Capital Corporation.

3. Loan and Security Agreement dated as of December 7, 1998 between and among Telscape International, Inc., a Texas corporation ("Telscape"), Domestic and/or Foreign Subsidiaries of Telscape which are signatories to the Schedule of Borrowing Subsidiaries attached thereto and such additional Domestic and/or Foreign Subsidiaries of Telscape which may thereafter become a party thereto pursuant to Section 1(b) thereof, and Newbridge Financial Services, a unit of GE Capital Corporation.

                                                                       EXHIBIT A
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                  FORM OF NOTE
                                  ------------

                                                                       EXHIBIT B
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                          FORM OF BORROWING CERTIFICATE
                          -----------------------------

                                                                       EXHIBIT C
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                     FORM OF OPINION OF COUNSEL FOR BORROWER
                     ---------------------------------------

                                                                       EXHIBIT D
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

               FORM OF OPINION OF REGULATORY COUNSEL FOR BORROWER
               --------------------------------------------------

                                                                       EXHIBIT E
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                           FORM OF LANDLORD'S CONSENT
                           --------------------------

                                                                       EXHIBIT F
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                   FORM OF CERTIFICATE OF FINANCIAL CONDITION
                   ------------------------------------------

                                                                       EXHIBIT G
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                       FORM OF TELSCAPE GUARANTY AGREEMENT
                       -----------------------------------

                                                                       EXHIBIT H
                                                                       ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                FORM OF SIGNIFICANT SUBSIDIARY GUARANTY AGREEMENT
                -------------------------------------------------

                                    EXHIBIT I
                                    ---------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

               FORM OF COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT
               ---------------------------------------------------